EXECUTION COPY



                            ASSET PURCHASE AGREEMENT
                                 By and Between
                            TYCO HEALTHCARE GROUP LP
                      and SHERWOOD SERVICES, AG, as Seller,
                                       And
                        INTEGRA LIFESCIENCES CORPORATION
              and INTEGRA LIFESCIENCES (IRELAND) LIMITED, as Buyer,
                          Dated as of September 7, 2005


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                                TABLE OF CONTENTS

                                                                           Page


Article 1. SALE AND PURCHASE OF ASSETS.......................................2

         1.1      Purchased Assets...........................................2
         1.2      Excluded Assets............................................6

Article 2. PURCHASE PRICE; PURCHASE PRICE ADJUSTMENT.........................9

         2.1      Purchase Price.............................................9
         2.2      Allocation and Payment of the Initial Purchase Price.......9
         2.3      Purchase Price Adjustment.................................11
         2.4      Transfer Taxes and Value Added Taxes......................13
         2.5      Transfer of Patent Files..................................14

Article 3. ASSUMPTION OF LIABILITIES AND OBLIGATIONS BY PURCHASER...........15

         3.1      Assumed Liabilities.......................................15
         3.2      Certain Excluded Liabilities..............................15
         3.3      Nonassignable Contracts and Authorizations................20

Article 4. REPRESENTATIONS AND WARRANTIES OF SELLER.........................20

         4.1      Representations and Warranties of Seller..................20
                  4.1.1    Organization and Standing........................20
                  4.1.2    Title to Purchased Assets; Condition of
                           Purchased Assets.................................21
                  4.1.3    No Conflict......................................23
                  4.1.4    Financial Statements and Information.............24
                  4.1.5    Insurance........................................25
                  4.1.6    Litigation.......................................25
                  4.1.7    Licenses and Permits; Compliance with Laws.......26
                  4.1.8    Taxes.   ........................................27
                  4.1.9    Brokers; Finders.................................28
                  4.1.10   Absence of Certain Changes.......................29
                  4.1.11   Real Properties..................................32
                  4.1.12   Material Contracts...............................34
                  4.1.13   Intellectual Property Rights.....................37
                  4.1.14   No Consent Requirements..........................38
                  4.1.15   Authorization....................................38
                  4.1.16   Employee Benefit Plans; Employment Agreement.....39
                  4.1.17   Personal Property................................41
                  4.1.18   Inventory........................................42
                  4.1.19   Product Warranty.................................42
                  4.1.20   Environmental Matters............................43
                  4.1.21   Powers of Attorney...............................44

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                  4.1.22   Undisclosed Liabilities..........................44
                  4.1.23   Labor Matters....................................44
                  4.1.24   Certain Relationships............................45
                  4.1.25   Export   ........................................46
                  4.1.26   Certifications; Product Safety...................46
                  4.1.27   Product Liability Claims.........................47
                  4.1.28   Transfer of Production...........................48
                  4.1.29   Selling Affiliate Transfer of Assets.............48
                  4.1.30   Transitional Supply Agreement Products...........48
                  4.1.31   Maintenance of Molds, Tools & Dies...............48
                  4.1.32   No Other Representations and Warranties..........49

Article 5. REPRESENTATIONS AND WARRANTIES OF PURCHASER......................49

         5.1      Representations and Warranties............................49
                  5.1.1    Organization and Standing........................49
                  5.1.2    Authorization....................................50
                  5.1.3    No Conflict......................................50
                  5.1.4    Litigation.......................................51
                  5.1.5    Brokers; Finders.................................52
                  5.1.6    Consent Requirements.............................52
                  5.1.7    Financing........................................52

Article 6. COVENANTS AND AGREEMENTS.........................................52

         6.1      Employee Matters..........................................52
         6.2      Commercially Reasonable Efforts to Close..................56
         6.3      Press Release; Disclosures................................58
         6.4      Books and Records and Information.........................59
         6.5      Litigation Support........................................61
         6.6      Transition................................................62
         6.7      Covenant Not to Compete...................................63
         6.8      Tax Matters...............................................65
         6.9      Seller's Tradename and Trademarks.........................68
         6.10     Financial Statements and Information......................69
         6.11     Exclusivity...............................................72
         6.12     Updated Schedules.........................................72
         6.13     Auditor's Consent and Cooperation.........................72
         6.14     Intellectual Property of Seller...........................73
         6.15     Intellectual Property of Purchaser........................75
         6.16     Customer Complaints.......................................75
         6.17     Customer Inquiries........................................76
         6.18     Assignment of Material Contracts..........................76
         6.19     Selling Affiliates Transfer Agreement.....................76
         6.20     [Reserved.]...............................................77
         6.21     Compatibility.............................................77
         6.22     Treatment of Certain Contracts............................77

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         6.23     Consent to Assignment of the BPCS License.................78
         6.24     Notice of Transfer of Products............................79
         6.25     Enforcement of Non-Competition Agreements.................79
         6.26     Transfer of Demonstration Units...........................79
         6.27     CUSA Production Levels....................................79
         6.28     Notice of Transfer of Production..........................80

Article 7. CONDUCT OF BUSINESS PENDING CLOSING..............................80

         7.1      Conduct of Business Pending Closing.......................80
         7.2      Notice of Developments....................................82

Article 8. CLOSING DATE; CONDITIONS AND TRANSACTIONS........................82

         8.1      Closing Date and Place....................................82
         8.2      Conditions Precedent to the Obligations of Purchaser......82
         8.3      Conditions Precedent to the Obligations of Seller.........86

Article 9 TERMINATION.......................................................88

         9.1      Termination of this Agreement.............................88

Article 10 INDEMNIFICATION..................................................89

         10.1     Indemnification by Seller.................................89
         10.2     Indemnification by Purchaser..............................90
         10.3     Survival of Representations and Warranties................91
         10.4     Indemnification Procedure.................................92
         10.5     Notice and Opportunity to Defend..........................94
         10.6     Reduction for Insurance and Other Claims..................96
         10.7     Limitations of Remedies...................................97
         10.8     Purchase Price Adjustment.................................97

Article 11. MISCELLANEOUS...................................................98

         11.1     Expenses..................................................98
         11.2     Notices...................................................98
         11.3     Counterparts..............................................99
         11.4     Entire Agreement.........................................100
         11.5     Headings.................................................100
         11.6     Assignment and Amendment of Agreement....................100
         11.7     Governing Law............................................100
         11.8     Failure to Close.........................................101
         11.9     Further Assurances.......................................101
         11.10    No Third Party Rights....................................101
         11.11    Waiver of Bulk Sales Laws................................102
         11.12    Non-Waiver...............................................102
         11.13    Severability.............................................102

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         11.14    Incorporation of Schedules...............................102
         11.15    Waiver of Jury Trial.....................................102

Article 12. DEFINED TERMS..................................................103

         12.1     Definitions..............................................103
         12.2     Other Definitions........................................104

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                             EXHIBITS AND SCHEDULES
Exhibits

Exhibit A         Medical Instruments and Product Lines of Seller
Exhibit B         Form of Selling Affiliate Transfer Agreement
Exhibit C         Press Release
Exhibit D         Form of Letter to Counterparties to Service Agreements
Exhibit E         Bill of Sale
Exhibit F         Transition Services Agreement
Exhibit G         Transitional Supply Agreement
Exhibit H         Term Sheet for International Distribution Agreement

Disclosure Schedules

Schedule 1.1                Seller's Affiliates and International Inventory
                            Location
Schedule 1.1(e)             Personal Property
Schedule 1.2(e)             Excluded Contracts
Schedule 1.2(j)             Excluded Trademarks and Trade Names
Schedule 1.2(m)             Exceptions to Licenses and Permits
Schedule 1.2(o)             Excluded Personal Property Leases
Schedule 2.1                2004 Audited Financial Statements
Schedule 2.2(a)             Initial Purchase Price Allocation
Schedule 2.3(a)             Closing Inventory Accounting Instructions
Schedule 3.1(c)             Assumed Employment Agreements
Schedule 4.1.2(b)(i)        Current Patents, Trademarks and Applications
Schedule 4.1.2(b)(vii)      Material Licenses and Permits
Schedule 4.1.2(b)(viii)     Real Property Leases
Schedule 4.1.3              Exceptions to No Conflict
Schedule 4.1.4(a)           2004 Audited Financial Statements
Schedule 4.1.4(b)           Financial Information
Schedule 4.1.5              Insurance Policies
Schedule 4.1.5(a)           Exceptions to Legal, Valid and Enforceable
                            Insurance Policies
Schedule 4.1.6              Litigation
Schedule 4.1.7(a)(i)        Exceptions to Licenses and Permits
Schedule 4.1.7(b)           Non-Compliance with Legal Requirements
Schedule 4.1.10(i)          Absence of Certain Changes
Schedule 4.1.10(ii)         Certain Expenditures
Schedule 4.1.10(m)          Employment Contracts
Schedule 4.1.10(o)          Changes to Employee Plans
Schedule 4.1.11(a)          Liens on Real Property Leases
Schedule 4.1.11(b)          Disclosure Regarding Real Property Leases
Schedule 4.1.12(a)          Material Contracts
Schedule 4.1.12(b)          Defaults on Material Contracts
Schedule 4.1.12(c)          Material Contracts Requiring Authorization, Consent
                            or Approval to Sell, Assign,
                            Transfer, Convey and Deliver

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Schedule 4.1.12(d)          Material Contracts with International Customers
Schedule 4.1.12(e)          Confidentiality Agreements
Schedule 4.1.13(i)          Intellectual Property Infringement
Schedule 4.1.13(ii)         Abandoned or Expired Patents
Schedule 4.1.13(iii)        Expired or Abandoned Trademarks and Pending
                            Applications for Trademarks
Schedule 4.1.16(a)          Material Employee Benefit Plans and Fringe Benefit
                            Plans
Schedule 4.1.16(h)          Foreign Plans
Schedule 4.1.17(i)          Exceptions to Good Title to Personal Property
Schedule 4.1.17(ii)         Disclosure Regarding Operating Conditions of
                            Personal Property
Schedule 4.1.18             Addresses At Which Inventory Is Located
Schedule 4.1.20(b)          Non-Compliance with Environmental Laws
Schedule 4.1.20(c)          Releases of Hazardous Substances
Schedule 4.1.20(d)          Environmental Claims
Schedule 4.1.21             Powers of Attorney
Schedule 4.1.23(a)          Labor Disputes
Schedule 4.1.23(b)          Non-Compliance with Employment Laws
Schedule 4.1.26             Notifications Regarding Product Safety
Schedule 4.1.27             Product Liability Claims
Schedule 5.1.3              Exceptions to Purchaser's No Conflict
Schedule 5.1.4              Purchaser Litigation
Schedule 5.1.6              Required Consents
Schedule 6.1.1(i)           Business Employees
Schedule 6.1.1(ii)          List of Employees Terminated from 22 Terry Avenue,
                            Burlington, Massachusetts Facility
Schedule 6.1.2              Accrued Employee Paid Time Off
Schedule 6.1.4              Certain Severance Benefits
Schedule 6.1.6              Annual Bonuses of Transferred Employees
Schedule 6.14               Product Design Changes
Schedule 6.15               Patents Not Subject to Infringement Suits by
                            Purchaser
Schedule 6.22.2             Customer Contracts
Schedule 8.2.6(c)(i)        Acknowledgement of Patent Assignment
Schedule 8.2.6(c)(ii)       Acknowledgement of Patent Assignment
Schedule 8.2.6(c)(iii)      Acknowledgement of Trademark Assignment
Schedule 8.2.6(d)           Information Delivered to Purchaser at Closing
Schedule 8.2.6(e)           Estoppel Certificate and Consent to Assignment of
                            Lease
Schedule 8.2.6(f)           Agreements to be Amended

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                            ASSET PURCHASE AGREEMENT

         THIS ASSET PURCHASE AGREEMENT (this "Agreement"), dated as of September 7, 2005, by and between Tyco Healthcare Group LP, a Delaware limited partnership ("Tyco Healthcare"), Sherwood Services, AG, a company organized under the laws of Switzerland (Tyco Healthcare and Sherwood Services AG are collectively referred to herein as "Seller"), and Integra LifeSciences Corporation, a Delaware corporation, and Integra LifeSciences (Ireland) Limited, a company organized under the laws of Ireland (Integra LifeSciences Corporation and Integra LifeSciences (Ireland) Limited are collectively referred to herein as "Purchaser").
                              W I T N E S S E T H:

         WHEREAS, Seller is engaged in the design, manufacture, marketing and distribution of the medical instruments and product lines set forth in Exhibit A attached hereto (the "Business") (such medical instruments and product lines, the "Products");

         WHEREAS, Seller wishes to sell and transfer to Purchaser the assets, properties and business of the Business, including, but not limited to, inventories of Products and certain other assets held by certain of its international Affiliates, pursuant to and in accordance with the terms and conditions of this Agreement; and

         WHEREAS, Purchaser wishes to acquire the assets, properties and business of the Business, and to assume certain liabilities of Seller relating to the Business, pursuant to and in accordance with the terms and conditions of this Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein setforth, the parties hereto hereby agree as follows:
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                     ARTICLE 1. SALE AND PURCHASE OF ASSETS

1.1      Purchased Assets.

Subject to the terms, conditions and exclusions set forth in this Agreement, Seller will, or will cause those Affiliates set forth on Schedule 1.1, attached hereto and made a part hereof (the "Selling Affiliates"), to, sell, assign, transfer, convey and deliver to Purchaser free and clear of all Liens (other than Permitted Liens), and Purchaser will purchase, acquire and accept from Seller and the Selling Affiliates, all of the following assets, properties, rights and business used in and relating to the Business, free and clear of all Liens as of the Closing Date (other than Permitted Liens) (collectively, the "Purchased Assets"):

     (a) all United States and foreign patents, patent applications, licenses, trademarks (whether registered or unregistered), service marks, trade names, service names, brand names, Internet domain names and all related content
(except for any intellectual property not transferred to the Purchaser) and telephone numbers, to the extent collectively set forth on Schedule 4.1.2(b)(i) and Schedule 4.1.12(a), attached hereto and made a part hereof, and logos, product drawings, trade dress, copyrights and any applications and registrations therefor, and any other intangible property rights, including, without limitation, proprietary know-how, inventions, discoveries and improvements, shop rights, formulae, trade secrets, product drawings, specifications, designs and other proprietary and/or confidential information owned by Seller and used in the Business and all of the goodwill associated with the foregoing, provided, however, that any such intangible property rights that are not solely used in the Business shall be conveyed to Purchaser by Seller through a non-exclusive irrevocable worldwide license only (collectively, "Seller's Intellectual
Property Rights");
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     (b) all of Seller's and the Selling Affiliates' inventories relating to and used in the Business, including, without limitation, finished goods (including packaging material and promotional materials such as samples, demos, loaners and prototypes), work-in-progress, raw materials, supplies, manufactured and purchased parts and other materials to the extent reflected on the 2004 Audited Financial Statements (the "Audited Inventory"), plus any inventories relating to the Business acquired by Seller or the Selling Affiliates in the ordinary course of business after September 30, 2004, less any inventories relating to the Business sold or otherwise disposed of by the Seller or the Selling Affiliates in the ordinary course of business after September 30, 2004 and less the inventory related to the Business located at the Seller's Boulder, Colorado and Tijuana, Mexico facilities on the Closing Date (collectively, but in each case, wherever located and however recorded, the "Inventory");

     (c) all business records (including records related to quality assurance, quality system procedures, device master records, policies, orders, complaints and related records), books, ledgers, lists (including lists of suppliers, vendors, current and past customers, and any list of prospective customers), studies, reports, models, tracings, price sheets, films, slides, art work and printing plates, advertising and promotional materials and other creative materials, tool drawings, plans, designs, blueprints or architectural plans, schematic drawings, engineering data, computer software (object code and, to the extent transferable, source code) data and the like in the possession of Seller or the Selling Affiliates, relating to and used by the Business, including, without limitation: all regulatory filings and submissions to, all clearances and approvals from and all correspondence with the Food and Drug Administration ("FDA"), the Center for Medicare Services, the Office of the Inspector General

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of the Department of Health and Human Services and the Justice Department and
all comparable foreign bodies with regulatory authority (if and insofar as the same may be transferred to Purchaser in accordance with applicable law), customer files (including past, present and prospective customers), correspondence with customers and account histories, complaint files, sales literature and promotional or other material pertaining to products, services or techniques designed, manufactured or sold by or for the Business, material relating to the purchase of materials, supplies and services, research and commercial data, records relating to the Transferred Employees of the Business (to the extent permitted by law), consultants and contractors, credit information, catalogs, brochures and training and other manuals, copyright application files, invention disclosures, laboratory notebooks, confidentiality agreements, patent opinion letters from counsel regarding the patent rights of other parties, trademark opinion letters from counsel regarding the trademark rights of other parties, patent search reports and opinions and trademark search reports and opinions (collectively, the "Books and Records");

     (d) all of Seller's rights and interests under all contracts and commitments, other than Excluded Contracts, entered into, accepted, made or submitted by or on behalf of the Business for the benefit of the Business (whether entered into by Seller before or after the date of this Agreement), including, without limitation, contracts for the sale of goods or services and any unfilled purchase orders issued by or on behalf of the Business (collectively, the "Assumed Contracts");

     (e) all of the tangible personal property used in the conduct of the Business and set forth in Schedule 1.1(e) attached hereto and made a part hereof, which schedule also identifies the physical location of such assets as of the date of this Agreement (collectively, the "Personal Property");

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     (f) all of Seller's rights and interests under all leases or subleases or other contracts and other agreements under which Seller is a lessee of, or holds or operates, any Personal Property owned by a third party and relating to or used in the conduct of the Business (collectively, the "Personal Property Leases");

     (g) only to the extent that the same may be transferred to Purchaser in accordance with applicable law, all franchises, approvals, permits, licenses, orders, qualifications, registrations, certificates (other than certifications of manufacturing operations held by Tyco Healthcare or its Affiliates and directly associated with its manufacture of products at its Boulder, Colorado or Tijuana, Mexico facilities) variances and similar licenses and license applications, permits and other governmental authorizations and approvals (international, federal, state and local) relating to and used in the Business (including, without limitation, any licenses, certifications or permits issued by any agency of any government necessary to sell the products of the Business in any jurisdiction where such products have been sold during the past three years) (collectively, the "Licenses and Permits");

     (h) all rights and interests of Seller in and to certain real property leases and subleases and all improvements, fixtures and filings thereon, and easements and rights-of-way, and other appurtenants thereto relating to and used in the Business, and applicable to occupancy and use of the premises located, respectively, at 22 Terry Avenue, Burlington, Massachusetts, 21 Terry Avenue, Burlington, Massachusetts and 207-D Cambridge Street, Burlington, Massachusetts, U.S.A. (the "Real Property Leases");

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     (i) all of Seller's causes of action, choses in actions, rights of recovery, rights of setoff and rights of recoupment, vendor, supplier and similar claims, deposits, prepayments, refunds, judgments, claims and demands of whatever nature to the extent relating to the Purchased Assets, the Assumed Liabilities or the Business, including any claims for past infringement or misappropriation of Seller's Intellectual Property Rights (collectively, "Seller's Claims"); (j) all of Seller's rights and interest under all confidentiality agreements entered into by Seller in connection with the sale of the Business; and

     (k) other than Excluded Assets, all of Seller's rights and interests in and to all prepaid items and deferred items or credits and deposits with respect to the Purchased Assets described in clauses (a) through (j) above (collectively "Seller's Credits").

1.2      Excluded Assets.

Notwithstanding anything herein to the contrary, the Purchased Assets transferred, conveyed, set over, assigned and delivered to Purchaser shall exclude the assets relating to or used in the Business set forth below in this
Section 1.2 (the "Excluded Assets"):

     (a) All casualty, liability and individual life insurance policies owned or obtained by Seller on behalf of the Business;

     (b) the corporate minute books and stock registers of Seller;

     (c) the income tax records covering transactions of Seller occurring prior to the Closing Date and any Tax refunds of Seller other than Tax refunds attributable to or relating to Purchaser's ownership of the Purchased Assets after the Closing Date;

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     (d) the personnel records (including, without limitation, all human resources and other records) of Seller relating to all employees of Seller other than Transferred Employees and personnel records of Transferred Employees that are not Purchased Assets because such personnel records are prohibited by law from being transferred;

     (e) all of Seller's rights and interests in and to the contracts and commitments specified in Schedule 1.2(e) attached hereto and made a part hereof (collectively, the "Excluded Contracts");

     (f) all cash, cash equivalents (including restricted cash) and other short term investments of Seller and any person or entity directly or indirectly controlling, controlled by, or under common control (any such person or entity, an "Affiliate") with the Seller;

     (g) claims, counterclaims, offsets, defenses or causes of action arising prior to the Closing Date, other than to the extent relating to or arising from the Purchased Assets, the Assumed Liabilities or the Business;

     (h) all rights and interests of the Seller and its Affiliates in and to all properties, assets and rights not being transferred pursuant to Section 1.1 hereof;

     (i) all of Seller's rights and interests in and to all correspondence and documents in connection with the sale of the Business (other than the confidentiality agreements being assumed by Purchaser pursuant to Section 1.1

     (j) and other correspondence related to the intellectual property business records of paragraph 1.1(c), in particular, but not limited to, correspondence related to applying for and obtaining patents, trademarks and copyrights and opinion letters of counsel related to intellectual property);

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     (j) any and all rights with respect to those of Seller's trademarks and trade names used in the Business and listed in Schedule 1.2(j) attached hereto and made a part hereof;

     (k) all of Seller's rights and interests in all information, files, records, data, plans, contracts and recorded knowledge related to or used in connection with the Business to the extent that any of the foregoing (i) relate solely to the Excluded Assets; or (ii) relate to the Excluded Assets and can be easily separated from the Purchased Assets and are privileged or are otherwise subject to third party privacy rights, including materials that are protected by the attorney-client privilege or attorney work product doctrine, but only to the extent such do not relate to the Purchased Assets; or (iii) are solely written materials that Seller is required by law to retain and of which Seller shall have provided a copy to Purchaser (collectively, "Excluded Records"); and

     (l) all of Seller's accounts receivable and notes receivable, including, without limitation, accounts receivable and notes receivable from any Affiliate of Seller arising under the Assumed Contracts outstanding on the Closing Date (the "Accounts Receivable");

     (m) all Licenses and Permits issued by any governmental authority outside of the United States, to the extent that such Licenses and Permits are not solely related to the Business, Products or Purchased Assets, and only to the extent set forth on Schedule 1.2(m) attached hereto and made a part hereof;

     (n) all Licenses and Permits issued by any governmental authority within the United States, which relate to manufacture of the Products by Tyco

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Healthcare at locations other than the Burlington, Massachusetts facility and are not used primarily in, or necessary to operate, the Business; and

     (o) Personal Property Leases to the extent set forth on Schedule 1.2(o).

             ARTICLE 2. PURCHASE PRICE; PURCHASE PRICE ADJUSTMENT.

2.1     Purchase Price.

The total purchase price for the Purchased Assets (the "Purchase Price") shall be equal to the Initial Purchase Price as adjusted by the cumulative value of the adjustments set forth in Section 2.3(e) (the "Post-Closing Adjustment Amount"). The sum of eighty million dollars ($80,000,000) less (i) the estimates (based on the month end immediately preceding the Closing) of the provision for sales returns and allowances, including rebates and product returns, the provision for product warranty claims, and the amount of deferred revenues, each as of the Closing Date, which estimates shall be provided by Tyco Healthcare to Purchaser fifteen (15) days prior to Closing and which shall be calculated in the same manner as such provisions and amounts were calculated in the 2004 Audited Financial Statements, as set forth on Schedule 2.1, less
(ii) $2,128,279, which represents the value of the inventory of the Business located in Tijuana, Mexico and Boulder, Colorado (the "Supply Inventory"), as reflected in the 2004 Audited Financial Statements (the "Estimated Supply Inventory"), less (iii) $1,200,000 (the "Initial Purchase Price") shall be delivered at the Closing.

2.2      Allocation and Payment of the Initial Purchase Price.

     (a) The Initial Purchase Price shall be allocated to the Purchased Assets as follows: (i) to inventory and other tangible property based on their net book values as of the Closing Date and (ii) to intangible assets, including, but not limited to, intellectual property and goodwill, as determined by the parties prior to the Closing Date. If the parties are unable to reach a mutual

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agreement as to the Initial Purchase Price allocation, then Seller and Purchaser shall jointly select a qualified partner (with fifteen (15) or more years of accounting experience) of either Ernst & Young or KPMG LLP (the "Accounting Expert"), who, acting as an expert and not as an arbitrator, shall, prior to the Closing Date, resolve those matters still in dispute with respect to the allocation of the Initial Purchase Price among the asset categories. The fees and expenses of the Accounting Expert will be borne equally by Purchaser and Seller. The Initial Purchase Price allocation determined pursuant to this
Section 2.2(a) shall be set forth by the parties in Schedule 2.2(a) at Closing and shall be revised after the Closing Date to reflect the values of the Inventory and Closing Supply Inventory and any other subsequent adjustments to the Purchase Price.

     (b) At the Closing, Purchaser shall pay the Initial Purchase Price as follows: (i) to Tyco Healthcare in an amount equal to the net book value of the fixed assets and inventory sold by Tyco Healthcare; (ii) to each Selling Affiliate in an amount equal to the net book value of the inventory sold by such Selling Affiliate; and (iii) the remainder to Sherwood Services AG and to Tyco Healthcare for intangible property, such amount to be paid to Sherwood Services AG and to Tyco Healthcare in proportion to the value of the rights owned by (A) Sherwood Services AG with respect to non-U.S. intangible property or non-U.S. rights to intangible property, and (B) Tyco Healthcare with respect to U.S. intangible property or U.S. rights to intangible property. For purposes of clause (iii), the parties anticipate that the proportionate values of such intangible property rights shall be approximately 45% Sherwood Services AG and 55% Tyco Healthcare.

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2.3      Purchase Price Adjustment.

     (a) As soon as practicable following the Closing Date, but in no event later than thirty (30) Business Days following the Closing Date (the "Valuation Period"), a physical inventory and accounting of the Inventory and the Supply Inventory as of the Closing Date (the "Closing Supply Inventory") shall be made jointly by Purchaser and Seller, in accordance with the instructions set forth on Schedule 2.3(a) and GAAP. The valuation of the Closing Supply Inventory shall be calculated in the same manner as the value of the Supply Inventory was calculated in the 2004 Audited Financial Statements.

     (b) If at the end of the Valuation Period Seller and Purchaser shall disagree as to the valuation of the Inventory or the Closing Supply Inventory, the Seller and Purchaser shall each prepare and provide the other with a written notice (the "Valuation Objection Notice") of such good faith objections to the valuation of the Inventory or the Closing Supply Inventory, as applicable, which objection shall be set forth with reasonable detail in such Valuation Objection Notice.

     (c) Following receipt of any Valuation Objection Notice, Seller and Purchaser shall discuss in good faith the applicable objections set forth therein for a period of ten (10) business days thereafter and shall, during such period, attempt in good faith to resolve the matter or matters in dispute by mutual written agreement. If the parties reach such an agreement, such agreement shall be confirmed in writing and the Inventory or the Closing Supply Inventory, as applicable, shall be revised to reflect such agreement.

     (d) If the parties are unable to reach a mutual agreement in accordance with Section 2.3(c) hereof during the ten (10) business day period referred to therein, then Seller and Purchaser shall jointly select an Accounting Expert, who, acting as an expert and not as an arbitrator, shall resolve those matters still in dispute with respect to the valuation of the Inventory or the Closing Supply Inventory. Seller and Purchaser shall each provide the Accounting Expert with their respective Valuation Objection Notices and shall each cooperate with the Accounting Expert in all commercially reasonable respects. The Accounting Expert will not make any adjustment or changes to items or amounts that are not included in the Valuation Objection Notice.

     (e) If it is determined, pursuant to clauses (c) or (d) above, that (i) the value of the Inventory is less than the value of the Audited Inventory less the Estimated Supply Inventory, as defined in Section 2.1, then Seller shall pay to Purchaser the amount by which the values differ; (ii) the value of the Inventory is greater than the value of the Audited Inventory less the Estimated Supply Inventory, then Purchaser shall pay to Seller the amount by which the values differ; (iii) the value of the Closing Supply Inventory is less than the value of the Estimated Supply Inventory, then Purchaser shall pay to Seller the amount by which the value of the Closing Supply Inventory is less than the Estimated Supply Inventory; or (iv) the value of the Closing Supply Inventory is greater than the value of the Estimated Supply Inventory, then Seller shall pay to Purchaser the amount by which the value of the Closing Supply Inventory is greater than the Estimated Supply Inventory. Any Post-Closing Adjustment Amount shall be paid by wire transfer of immediately available funds and shall be paid promptly, but in no event later than five (5) Business Days following the final and binding determination of such Post-Closing Adjustment Amount.

     (f) All fees and expenses of Purchaser relating to the matters described in
Section 2.2(a) or this Section 2.3, including the preparation and delivery of the Inventory valuation shall be borne by Purchaser, and all fees and expenses of Seller relating to the matters described in Section 2.2(a) or this Section
2.3 shall be borne by Seller. Notwithstanding the foregoing, in the event an Accounting Expert is retained, as provided in Section 2.2(a) or Section 2.3(d) hereof, the fees and expenses of the Accounting Expert shall be borne equally by Seller and Purchaser.

2.4      Transfer Taxes and Value Added Taxes.

     (a) Purchaser shall be solely responsible for all sales, transfer, use, registration, documentary, stamp, real estate, recording and similar taxes (including penalties and interest) assessed or payable in connection with the transfer of the Purchased Assets to Purchaser or in connection with this Agreement or any transaction contemplated hereby (collectively, but excluding any value added Taxes, the "Transfer Taxes") up to a maximum of $25,000, and Seller shall be solely responsible for any Transfer Taxes over $25,000. Purchaser shall, at its own expense, properly file on a timely basis all necessary Tax Returns, reports, forms, and other documentation with respect to any Transfer Tax and promptly provide to Seller evidence of payment of all Transfer Taxes that are paid by Purchaser. Seller, each Selling Affiliate and Purchaser shall cooperate in preparing and timely filing all such Tax Returns and Purchaser shall provide Seller with a copy of all such filed Tax Returns.

     (b) All amounts payable under this Agreement shall be exclusive of value added taxes or analogous taxes (if any) (collectively, "VAT") which Purchaser shall pay, if and to the extent payable under any applicable VAT law, to the Seller or a Selling Affiliate at the rate applicable thereto from time to time. Such VAT will be paid by Purchaser on or before the later of the Closing Date or thirty (30) days after Purchaser has received from Seller a VAT invoice in form and substance reasonably satisfactory to Purchaser. Seller and each Selling Affiliate shall cooperate with Purchaser and produce all necessary or useful documentation, make all necessary or useful declarations or omit any avoidable action reasonably requested by Purchaser for Purchaser to (i) qualify for an exemption from VAT or to comply with any other provision to legally avoid the payment of VAT and, to the extent VAT remains payable, (ii) claim input VAT for any VAT paid by Purchaser. Where applicable, Seller and each Selling Affiliate shall provide Purchaser with a VAT invoice in accordance with the VAT Law applicable to the transaction. If applicable, Purchaser shall pay Seller and each Selling Affiliate any interest, penalty or surcharge incurred by Seller and each Selling Affiliate arising from any nonpayment of applicable VAT payable by the Purchaser. Seller, each Selling Affiliate and Purchaser will cooperate to ensure so far as possible that the proposed VAT treatment is accepted by the relevant tax authority, and will produce all necessary invoices, records and other documentation for this purpose.

2.5      Transfer of Patent Files.

Seller shall deliver to Purchaser on the Closing Date all patent and trademark files in Seller's custody or control relating to those patents and trademarks listed on Schedule 4.1.13(ii). Within ninety (90) days after the Closing, Purchaser shall notify any agents used by Seller for handling such files of the change of ownership and correspondence address. Purchaser shall further execute new or, at Seller's option, revoke existing powers of attorney relating to such files as Seller deems necessary.

ARTICLE 3. ASSUMPTION OF LIABILITIES AND OBLIGATIONS BY PURCHASER

3.1       Assumed Liabilities.

Except as otherwise provided for herein, and except as set forth in
Section 3.2 hereof, Purchaser, in addition to the consideration to be paid pursuant to Section 2 hereof, shall assume at the Closing and shall subsequently pay, honor and discharge when due and payable in accordance with and subject to the terms and conditions of the relevant governing agreements, commitments and instruments, the following liabilities (collectively, the "Assumed Liabilities"):

     (a) all liabilities and obligations of Seller at the Closing Date to the extent (i) pertaining to the Assumed Contracts, Personal Property Leases, Licenses and Permits and Real Property Leases and (ii) not yet due as of the Closing Date;

     (b) liabilities arising under and related to the Worker Adjustment and Retraining Notification Act of 1988, as amended (the "WARN Act"), related to the employment of Transferred Employees pursuant to Section 6.1 hereof, provided that Purchaser shall have received an updated Schedule 6.1.1(ii) as of the Closing Date;

     (c) all liabilities and obligations of Seller at the Closing Date to the extent pertaining to the employment agreements set forth on Schedule 3.1(c), attached hereto and made a part hereof; and

     (d) all other liabilities and obligations arising out of or resulting from the conduct of the Business, except Excluded Liabilities, whether occurring before, after, or on the Closing Date.

3.2      Certain Excluded Liabilities.

Purchaser shall not assume, pay, perform, discharge or in any way be liable or responsible for any of the following debts, liabilities or obligations ("Excluded Liabilities"):

     (a) any liability or obligation of Seller or its Affiliates under this Agreement or on account of any of the transactions contemplated hereby, including, without limitation, any liability or obligation of Seller to attorneys, accountants, brokers, financial advisers or others for services rendered or expenses incurred by or on behalf of Seller, and all other expenses associated with the transfer of the Purchased Assets;

     (b) any liability of Seller or its Affiliates to an Affiliate of Seller;

     (c) except as otherwise provided in Section 6.1, any wages, salary, severance, bonuses, commissions, vacation or holiday pay, post retirement medical benefits, fringe benefits, long-term disability benefits, life insurance benefits, any duties, obligations or liabilities arising under any employee benefit plan, policy or practice, whether defined by Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended and in effect ("ERISA") or otherwise, or any employment, retention, or ----- termination agreement (including any obligation to indemnify or reimburse an officer, employee or agent of Seller), relating to the employees of the Business, wherever located, any employee benefit plan or otherwise, or other amounts due to any employees or former employees of the Business which accrue on or prior to the Closing Date;

     (d) any liabilities arising under the WARN Act in connection with those employees of Seller that are not Transferred Employees and any other liabilities related to the Business Employees that are not Transferred Employees;

     (e) except as otherwise provided in Section 6.1, any of the following liabilities to or in respect of any employees or former employees of Seller or its Affiliates: (i) any liability arising under any Employment Agreement, whether or not written, between Seller and any person, except for any Employment Agreement included on Schedule 3.1(c), (ii) any liability under any Employee

Benefit Plan at any time maintained, contributed to or required to be contributed to, by or with respect to Seller or any Selling Affiliates or under which Seller or any Selling Affiliates may incur liability, or any contributions, benefits or liabilities therefor, or any liability with respect to Seller's, or its Affiliates', withdrawal or partial withdrawal from or termination of any Employee Benefit Plan, and, (iii) if and to the extent arising out of or relating to an occurrence or event before the Closing Date,
(x) any other liability to or in respect of any employees or former employees of Seller, including, but not limited to, any claim of an unfair labor practice or under an employee grievance (including any claims of age, race of sex based discrimination), if and insofar as the same is the subject of a complaint filed with a state, federal or other court or government agency of competent jurisdiction against Purchaser or Seller (or any of their Affiliates) within one
(1) year following the Closing Date, (y) any liability with respect to a claim arising under a worker safety, wage or severance payment, immigration, or other law governing the terms and conditions of employment, if and insofar as the same is the subject of a complaint filed with a state, federal or other court or government agency of competent jurisdiction against Purchaser or Seller (or any of their Affiliates) within one (1) year following the Closing Date and (z) any claim under any state unemployment compensation or worker's compensation law or regulation or under any federal or state employment discrimination law or regulation, if and insofar as the same is the subject of a complaint filed with a state, federal or other court or government agency of competent jurisdiction against Purchaser or Seller (or any of their Affiliates) within one (1) year following the Closing Date;

     (f) any liabilities and obligations of Seller or any of its Affiliates for any Taxes;

     (g) except as otherwise provided in Section 2.4 hereof, any Tax imposed upon or incurred by Seller or any of its Affiliates arising out of or in connection with the negotiation and preparation of this Agreement and the consummation and performance of the transactions contemplated hereby;

     (h) except as related to the Purchased Assets or the Burlington, Massachusetts facility, any liabilities and obligations of Seller or its Affiliates for Environmental Claims, violations of Environmental Law, or Environmental Conditions;

     (i) any liability arising out of any administrative, regulatory or judicial action, suit, order, lien, governmental investigation, proceeding, written notice of violation from a governmental authority or written demand, claim or threat of litigation against Seller or its Affiliates (each an "Action") commenced on or pending on or before the Closing Date, including, without limitation pending or threatened litigation involving Dr. Daniel Hocker;

     (j) any liability or obligation to the extent accruing or arising out of
(i) personal injury, death or damage suffered by a third party caused by a defect in the materials or workmanship of a Product manufactured, shipped and sold prior to the Closing Date, but only if and to the extent such liability is the subject of a complaint filed with a state, federal or other court of competent jurisdiction against Purchaser or Seller (or any of their Affiliates) within one (1) year following the Closing Date, and except to the extent such liability or obligation arises out of or relates solely to ordinary course warranty claims for product repair, replacement or service; (ii) any rebates not reflected on the 2004 Audited Financial Statements or not incurred in the ordinary course of business since the date of the 2004 Audited Financial Statements; and (iii) intellectual property infringement claims to the extent relating to sales of Products before the Closing Date insofar as such claims are the subject of a complaint filed with a state, federal or other court or governmental agency against Purchaser or Seller (or any of their Affiliates) within one (1) year following the Closing Date;

     (k) Notwithstanding the provisions of the preceding subsection 3.2(j), any intellectual property claim to the extent the same is based upon an allegation that any Product set forth on Exhibit A or method made, used, offered for sale, sold, or imported into the United States by Seller on or prior to the Closing Date infringes United States Patent No. 5,987,960;

     (l) any liabilities to third parties under an Assumed Contract if and to the extent such liabilities arise out of or relate to a breach by Seller or its Affiliates of the Assumed Contract;

     (m) any liability or obligation if and to the extent relating to Excluded Assets;

     (n) any accounts payable related to the Business if and to the extent the same accrue for services or goods rendered to or received by Seller or its Affiliates prior to the Closing Date;

     (o) any liability or obligation of Tyco Healthcare or its Affiliates arising from or relating to (i) any investigation by the Securities and Exchange Commission, or any other governmental authority of competent jurisdiction, or
(ii) Tyco Healthcare's, or any Affiliate of Seller's, participation in the United Nations oil-for-food program in Iraq;

     (p) any liability in excess of $10,000 not reflected in the 2004 Audited Financial Statements that should have been reflected in such financial statements in accordance with GAAP; and

     (q) any liability in excess of $10,000 incurred after September 30, 2004 and prior to the Closing Date that was not incurred in the ordinary course of business and consistent with past practice.

3.3      Nonassignable Contracts and Authorizations.

To the extent that the assignment of any of the Purchased Assets shall require the consent of any other party, this Agreement shall not constitute a contract to assign the same to the extent that an attempted assignment would constitute a breach of any document, agreement or understanding governing the Purchased Assets.

              ARTICLE 4. REPRESENTATIONS AND WARRANTIES OF SELLER

4.1      Representations and Warranties of Seller.

Seller represents and warrants to Purchaser that the statements contained in this Section 4.1 are true and correct as of the date of this Agreement (except to the extent such representations and warranties expressly relate to an earlier date, in which case such representation and warranties were true and current on and as of such earlier date):

4.1.1    Organization and Standing.

     (a) Tyco Healthcare is a limited partnership duly organized, validly existing and in good standing under the laws of Delaware, and Sherwood Services AG is a corporate entity duly organized, validly existing and in good standing under the laws of Switzerland, and Tyco Healthcare and Sherwood Services AG each have all partnership or corporate power and authority to own or lease its properties and to carry on the Business as presently conducted, to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to perform its obligations hereunder. Tyco Healthcare is qualified to do business as a foreign limited partnership, and Sherwood Services, AG is qualified to do business as a Swiss corporation, and each is in good standing in each of the jurisdictions in which the nature of the Business as now being conducted by it or the property owned or leased by it principally for the benefit of the Business makes such qualification, licensing or registration necessary, except where the failure to be so qualified would not have a Material Adverse Effect.

4.1.2    Title to Purchased Assets; Condition of Purchased Assets.

     (a) Seller or a Selling Affiliate has good and marketable title to, or a valid leasehold interest in, the Purchased Assets and, subject to the terms, conditions and exclusions set forth in this Agreement, shall on the Closing Date convey such title and leasehold interest in the Purchased Assets to Purchaser, free and clear of all Liens (other than Permitted Liens).

     (b) Subject to the terms, conditions and exclusions set forth in this Agreement, the Purchased Assets include, without limitation:

          (i) the Seller's Intellectual Property Rights, including the patents, patent applications, trademarks (whether registered or unregistered) and trademark applications, telephone numbers and internet domain names set forth on Schedule 4.1.2(b)(i) attached hereto and made a part hereof;

          (ii) the Inventory;

          (iii) the Books and Records;

          (iv) the Assumed Contracts, including all of the Material Contracts set forth on Schedule 4.1.12(a) attached hereto and made a part hereof;

          (v) the Personal Property as set forth on Schedule 1.1(e) attached hereto and made a part hereof;

          (vi) the Personal Property Leases, including those Personal Property Leases which are Material Contracts;

          (vii) the Licenses and Permits, including all of the material Licenses and Permits set forth on Schedule 4.1.2(b)(vii) attached hereto and made a part hereof;

          (viii) the Real Property Leases, all of which are set forth on
          Schedule 4.1.2(b)(viii) attached hereto and made a part hereof;

          (ix) the Seller's Claims existing as of the Closing Date;

          (x) the Seller's Credits existing as of the Closing Date.

     (c) Subject to the terms, conditions and exclusions set forth in this Agreement and to the Purchaser's right to close in the absence of all of the consents listed on Schedule 4.1.12(c), the Purchased Assets, along with the rights granted pursuant to the Transition Services Agreement, the Transitional Supply Agreement, the International Distribution Agreement, or any other agreement entered into by Seller and Purchaser related to the purchase and sale of the Purchased Assets, (i) constitute all of the assets, tangible or intangible, and rights that are (y) primarily used in the operation of the Business as of September 30, 2004 or (z) necessary to operate the Business in the manner operated by Seller as of September 30, 2004 and (ii) are sufficient for the continued conduct of the Business in substantially such manner immediately following the Closing.

4.1.3    No Conflict.

Except as set forth in Schedule 4.1.3 attached hereto and made a part hereof, the execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not (i) conflict with, constitute a default under or result in the acceleration of or the creation in any party of any right to accelerate, terminate, modify or cancel or require any notice under any indenture, contract, lease, sublease, license, loan agreement, note or other obligation or liability to which Seller or a Selling Affiliate is a party or by which it is bound or to which any of the assets used in the Business (including, without limitation, the Purchased Assets) is subject, or result in a default under or violation of any material restriction, lien, encumbrance, indenture, contract, lease, sublease, loan agreement, note or other obligation or liability to which it is a party or by which it is bound or to which any of its assets is subject or result in the creation of any lien or encumbrance upon any of said assets, (ii) conflict with or result in a breach of or constitute a default under any provision of the Limited Partnership Agreement (or other constitutive documents) of Seller or any Selling Affiliates, or (iii) violate or result in a breach of or constitute a default under any constitution or statute or any judgment, injunction, order, decree, rule, regulation or restriction of any court or governmental agency to which the Business or the Purchased Assets is subject, except, in each of clauses (i) - (iii) above, for such accelerations, terminations, modifications, cancellations, defaults, liens, encumbrances or violations as would not have a Material Adverse Effect. Except as set forth on
Schedule 4.1.3 attached hereto and made a part hereof, Seller and the Selling Affiliates are not required to provide any notice to, make any filing with, or obtain any authorization, consent or approval of any government or governmental agency to consummate the transactions contemplated hereby.

4.1.4    Financial Statements and Information.

     (a) True, correct and complete copies of the audited combined statement of net assets of the Business as of September 30, 2004, and combined statement of income and cash flows of the Business for the fiscal year ended September 30, 2004 (the "2004 Audited Financial Statements") are attached hereto as Schedule 4.1.4(a). The 2004 Audited Financial Statements (i) have been prepared from and are in accordance in all material respects with the financial and accounting records of Seller relating to the Business; (ii) have been prepared in accordance with GAAP; and (iii) fairly present, in accordance with GAAP, the financial condition and results of operations of the Business as of September 30, 2004 and for the periods ended September 30, 2004.

     (b) Seller has provided Purchaser with the financial information set forth on Schedule 4.1.4(b) for the quarters ended December 31, 2004, March 31, 2005 and June 30, 2005 which (i) has been prepared from and is in accordance in all material respects with the financial and accounting records of Seller relating to the Business; and (ii) has been prepared in accordance with GAAP consistently applied to the 2004 Audited Financial Statements.

     (c) The Interim Period Financial Statements delivered to Purchaser by Seller pursuant to Section 6.l0 shall: (i) be prepared from and be in accordance in all material respects with the financial and accounting records of Seller relating to the Business; (ii) be prepared in accordance with GAAP; and (iii) fairly present, in accordance with GAAP, the financial condition and results of operations of the Business as of the dates of and for the periods referred to therein.

     (d) Any 2005 Audited Financial Statements prepared by Seller for Purchaser pursuant to Section 6.10 shall: (i) be prepared from and be in accordance in all material respects with the financial and accounting records of Seller relating to the Business; (ii) be prepared in accordance with GAAP; and (iii) fairly present, in accordance with GAAP, the financial condition and results of operations of the Business as of the dates of and for the periods referred to therein.

     (e) The net worth of Tyco Healthcare, determined in accordance with GAAP after taking into account the transactions contemplated by this Agreement and the distribution of the proceeds therefrom, will be in excess of Eighty Million Dollars ($80,000,000).

4.1.5    Insurance.

Schedule 4.1.5 attached hereto and made a part hereof accurately lists the policies of insurance (including, without limitation, policies covering property, casualty, liability, and workers compensation coverage) covering the assets and operations of the Business, including all of the Purchased Assets. Except as set forth on Schedule 4.1.5(a), all such policies are legal, valid, binding, enforceable and subsisting in full force and effect in accordance with their terms and each policy will continue to be legal, valid, binding, enforceable and subsisting in full force and effect on identical terms following the consummation of the transactions contemplated hereby. Seller has not been denied insurance or suffered the cancellation of any insurance with respect to the Business since Seller acquired the Business.

4.1.6    Litigation.

     (a) Except as set forth in Schedules 4.1.6 and 4.1.13(i) attached hereto and made a part hereof, (i) there is no action, suit, hearing, proceeding, arbitration or investigation pending or, to the knowledge of Seller, threatened against Seller with respect to the Business, the Purchased Assets, the Assumed Liabilities or the transactions contemplated hereby that would, individually or in the aggregate have a Material Adverse Effect on the Business or materially delay the consummation of the transactions contemplated hereby, and (ii) there are no orders, writs, injunctions or decrees currently in force against Seller with respect to the conduct of the Business that would, individually or in the aggregate, have a Material Adverse Effect on the Business or that would materially delay the consummation of the transactions contemplated hereby.

     (b) Seller has no actual knowledge of any pending or threatened action, suit, proceeding, hearing or investigation that would result in a Material Adverse Effect or materially adversely affect the transactions contemplated hereby (except for any such action, suit or investigation related to any Antitrust Laws).

4.1.7    Licenses and Permits; Compliance with Laws.

     (a) Except as set forth in Schedule 4.1.7(a)(i) attached hereto and made a part hereof, with respect to the Business, Seller owns, holds or possesses in its own name, all Licenses and Permits necessary to entitle it to use its name, to own or lease, operate and use the assets and properties used in the conduct of the Business and its operations as presently conducted, except for such Licenses and Permits, the absence of which would not, individually or in the aggregate, have a Material Adverse Effect. Seller is not in violation of or default under any Licenses and Permits which violation or default would, individually or in the aggregate, have a Material Adverse Effect. Set forth on
Schedule 4.1.2(b)(vii) attached hereto and made a part hereof is a list of the Licenses and Permits material to operation of the Business, including, without limitation (i) 510(k)'s for each Product, (ii) corresponding foreign product registrations for CE marks and any similar foreign licenses or permits, (iii) environmental licenses and permits applicable to the operation of the Burlington, Massachusetts facility, and (iv) ISO and quality certifications.

     (b) Except as set forth in Schedule 4.1.7(b) attached hereto and made a part hereof, with respect to the Business, Seller is in compliance with each Legal Requirement except for such noncompliance as would not have a Material Adverse Effect, individually or in the aggregate. No event has occurred or circumstance exists that (with or without notice or lapse of time) (i) may constitute or result in a violation by Seller, or a failure on the part of Seller, to comply with, any Legal Requirements, or (ii) may give rise to any obligation on the part of Seller to undertake, or to bear all or any portion of the cost of, any remedial action of any nature, except in each case, for such violations, obligations or noncompliance as would not, individually or in the aggregate, have a Material Adverse Effect. For the purposes of this Agreement, "Legal Requirement(s)" means any applicable federal, state, local, municipal, foreign, international, multinational or other administrative order, constitution, law, ordinance, principal of common law, regulation, statute, judgment or treaty.

4.1.8    Taxes.

     (a) Definitions. For purposes of this Agreement:

          (i) The term "Tax" means any of the Taxes, and "Taxes" means (A) all net income, capital gains, gross income, gross receipts, sales use ad valorem, franchise, capital, profits, license, withholding, employment, social security, payroll, transfer, conveyance, documentary, stamp, property, value added, customs duties, minimum taxes, estimated and any other taxes, fees, charges, levies, excises, duties or assessments of any kind whatsoever, together with additions to tax or additional amounts, interest and penalties relating thereto that may be imposed by any federal, state, local or foreign government or taxing authority (whether payable directly or by withholding and whether or not requiring the filing of a Tax Return), and (B) any liability for the payment of any amount of any type described in clause (A) as a result of a person being a transferee, successor or a member of an affiliated, consolidated, unitary or combined group or of a contractual obligation to indemnify any person or other entity;

          (ii) "Tax Returns" means all returns, reports, statements and forms (including elections, declarations, disclosures, schedules, estimates and information tax returns) required to be filed in respect of any Tax; and

          (iii) "Code" means the Internal Revenue Code of 1986, as amended, including the rules and regulations thereunder and any substitute or successor provisions.

     (b) There are no liens for Taxes (other than for current Taxes not yet due and payable) on the Purchased Assets.

     (c) Tyco Healthcare is not a person other than a United States person within the meaning of Section 7701(a)(30) of the Code.

     (d) None of the Purchased Assets are required to be treated for Tax purposes as owned by any other person or entity other than Seller or the Selling Affiliates.

4.1.9    Brokers; Finders.

Seller has not retained any broker or finder in connection with the transactions contemplated herein and is not obligated and has not agreed or obligated Purchaser to pay for any brokerage or finder's commission, fee or similar compensation.

4.1.10   Absence of Certain Changes.

Except as set forth in Schedule 4.1.10(i) attached hereto and made a part hereof, since September 30, 2004 Seller has conducted the Business in the ordinary course of business, consistent with past practices, and since September 30, 2004, there has not been any Material Adverse Effect in the Business or its financial condition, operations, or results of operations. Seller has provided Purchaser with a copy of the most recent capital expenditure budget related to the Business for the fiscal year 2005 (with actual expenditures through June 30, 2005) and except as set forth on Schedule 4.1.10(ii), Seller has not committed or expended any capital except in accordance with the total amount of such capital expenditure budget. Without limiting the generality of the foregoing, since September 30, 2004:

     (a) Seller has not sold, leased, transferred or assigned any of its assets used in the Business, tangible or intangible, other than in the ordinary course of business;

     (b) Seller has not entered into any agreement, contract, lease or license (or series of related agreements, contracts, leases and licenses) related to the Business either (i) involving, with respect to customer purchase orders or similar agreements to purchase or lease the Products, more than Five Hundred Thousand Dollars ($500,000), and, otherwise, more than Three Hundred Thousand Dollars ($300,000) (in either case, which are not cancelable on 30 days notice or less) or (ii) outside the ordinary course of business;

     (c) no party (including Seller or any of its Affiliates) has accelerated any default or breach remedies, terminated, materially modified or cancelled any agreement, contract, lease, or license (or series of related agreements, contracts, leases, and licenses) by which any of the Purchased Assets is bound or covered involving more than One Hundred Thousand Dollars ($100,000);

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

     (d) no security interest (except for mechanics liens that are imposed by operation of law, or purchase money security interests or other Liens in the ordinary course of business that do not result in a Material Adverse Effect) has been imposed upon any of the Purchased Assets;

     (e) Seller has not cancelled, waived or released any material claims or rights of value (or any series of related claims and rights), or sold, transferred, distributed or otherwise disposed of any Purchased Assets used in the Business, except for sales of finished goods, inventory or other assets in the ordinary course of business;

     (f) [Reserved];

     (g) Seller has not delayed or postponed the payment of accounts payable for the Business or other liabilities of the Business outside the ordinary course of business;

     (h) Except in the ordinary course of business, consistent with past practice, Seller has not delayed or postponed the issuance of purchase orders or the receipt of goods or services under existing purchase orders or made any material changes in its procurement procedures.

     (i) Seller has not cancelled, compromised, waived, or released any right or claim (or series of related rights and claims) related to the Purchased Assets either (i) involving more than One Hundred Thousand Dollars $100,000 in the aggregate or (ii) outside the ordinary course of business;

     (j) Seller has not granted any license or sublicense of any right under or with respect to the Purchased Assets, except in the ordinary course of business, such as a license to end-users to use software included in products sold in the Business;

     (k) no disposal, cancellation or abandonment of any rights in any patent, trademark, trade name, or copyright included in Seller's Intellectual Property Right, or, to Seller's knowledge, any unauthorized disclosure to any person not an employee of Seller or other unauthorized disposal of any confidential and proprietary customer lists, in either case as used in the Business, has occurred;

     (l) Seller has not experienced any damage, destruction, or loss (whether or not covered by insurance) exceeding Seventy-five Thousand Dollars ($75,000) in any instance to the Purchased Assets;

     (m) Except as set forth on Schedule 4.1.10(m) attached hereto and made a part hereof, Seller has not entered into any employment contract or collective bargaining agreement, whether written or oral, or modified the terms of any existing such contract or agreement affecting employees of Seller working in the Business;

     (n) Seller has not granted any increase in the base compensation of any of the employees of Seller working in the Business outside the ordinary course of business;

     (o) Except as set forth on Schedule 4.1.10(o) attached hereto and made a part hereof, Seller has not adopted, amended, modified, or terminated any bonus, profit-sharing, incentive, severance, or other plan, contract, or commitment for the benefit of the employees of Seller working in the Business outside of the ordinary course of business;

     (p) Seller has not made any material change in any method of accounting or keeping its books of account or accounting practices, except as may have been required in accordance with GAAP;

     (q) Seller has not received any written notice that any person who is a customer or distributor of, or supplier, manufacturer or licensor to, or a party contracting with Seller with respect to the Business has taken any action or threatened to take any action which will have or reasonably could be expected to have a Material Adverse Effect; and

     (r) Seller has otherwise acted in all material respects in the ordinary course of business involving the Business or the Purchased Assets.

4.1.11    Real Properties.

     (a) All of the Real Property Leases are set forth in Schedule 4.1.2(b)(viii) attached hereto and made a part hereof. Seller does not own any real property used exclusively or primarily for the Business. Seller has valid leasehold interests in all Real Property Leases, in each case free and clear of all mortgages, liens, charges, encumbrances, easements, security interests or title imperfections (collectively, "Liens") other than (i) those listed in
Schedule 4.1.11(a) hereto and made a part hereof, or (ii) liens not yet due and delinquent for current taxes, assessments or governmental charges, (collectively, "Permitted Liens"). The lease of real property by Seller or the use thereof, as presently used by the Business, does not violate any local zoning or similar land use laws or governmental regulations where such violation would have a Material Adverse Effect and there are not pending or, to the knowledge of Seller, threatened lawsuits or administrative actions relating to the leased property or other matters materially and adversely affecting the current use, occupancy or value thereof. Seller is not in violation of or in noncompliance with any covenant, condition, restriction, order or easement affecting the real property owned or leased by Seller for the benefit of the Business where such violation or noncompliance would have a Material Adverse Effect, individually or in the aggregate. There are no material approvals of governmental authorities (including Licenses and Permits) required in connection with the operation of the Business on the leased property related to the Real Property Leases and, the properties have been maintained in accordance with applicable laws, rules and regulations in all material respects. There is no condemnation pending or, to Seller's knowledge, threatened affecting the real property leased by Tyco Healthcare in Burlington, Massachusetts and used in the Business. Seller has delivered to Purchaser, or provided it with access to, prior to the Closing complete and correct copies of the Real Property Leases.

     (b) Except as set forth on Schedule 4.1.11(b), attached hereto and made a part hereof:

          (i) all Real Property Leases will continue to be legal, valid, binding, enforceable and in full force and effect on identical terms following the consummation of the transactions contemplated hereby;

          (ii) all Real Property Leases are in full force and effect and, to Seller's knowledge, no party to any Real Property Leases is in breach or default, and no event has occurred which, with notice or lapse of time, would constitute a breach or default or permit termination, modification, or acceleration thereunder that would result in a Material Adverse Effect;

          (iii) no party to a Real Property Lease has repudiated any provision thereof that would have a Material Adverse Effect;

          (iv) there are no disputes, oral agreements, or forbearance programs in effect as to the Real Property Leases that would have a Material Adverse Effect;

          (v) with respect to the Real Property Leases which are subleases, the representations set forth above are true and correct for each underlying lease;

          (vi) Seller has not assigned, transferred, conveyed, mortgaged, deeded in trust, or encumbered any interest in the Real Property Leases;

          (vii) all facilities subject to a Real Property Lease are supplied with utilities and other services necessary for the operation of the facilities; and

          (viii) each parcel of real property subject to a Real Property Lease abuts on and has direct vehicular access to a public road or has access to a public road via a permanent, irrevocable, appurtenant easement benefiting the parcel of real property, and access to the property is provided by paved public right-of-way with adequate curb cuts available.

4.1.12   Material Contracts.

     (a) Schedule 4.1.12(a) attached hereto and made a part hereof lists, as of the date hereof, all of the Material Contracts to which Seller is a party and that relate to the Business. Seller has delivered to Purchaser, or provided Purchaser with access to, true and correct copies of all Material Contracts prior to the Closing. As used in this Agreement, "Material Contracts" means all Assumed Contracts that meet any of the following criteria:

          (i) all Personal Property Leases which entail annual rental payments by Seller, in the case of any such Personal Property Lease, in excess of Eight Thousand Dollars ($8,000);

          (ii) all contracts and agreements to which Seller is a party relating to the Business and which are: (x) outstanding contracts, whether written or oral, with the officers, employees, agents, consultants, advisors, salesmen, sales representatives, distributors, sales agents or dealers of Seller requiring payments in excess of Twenty-Five Thousand Dollars ($25,000) per annum other than contracts which by their terms are cancelable by Seller with notice of not more than ninety (90) days (except as required by any state laws) and without cancellation penalties or severance payments; or (y) collective bargaining agreements of Seller covering any employee of Seller working in the Business;

          (iii) all mortgages, indentures, security agreements, pledges, notes, loan agreements or guarantees relating to the Business;

          (iv) all material customer contracts relating to the Business;

          (v) all outstanding contracts with vendors selling to the Business expected to result in payment by Seller in excess of Fifty Thousand Dollars ($50,000);

          (vi) all outstanding material licenses pursuant to which Seller is a licensee or a licensor and which relate to the Business, except for licenses for "off the shelf" computer software and hardware licenses in which Seller is a licensee but the rights licensed are not material to conduct of the Business;

          (vii) all written contracts or agreements affecting the Business and materially restricting Seller's ability to engage in any business or compete with any person;

          (viii) all joint venture agreements and joint product development agreements relating to the Business;

          (ix) all sole source supply agreements relating to the Business; or

          (x) all confidentiality agreements or non-disclosure agreements entered into by Seller in connection with Seller's efforts to sell the Business.

     (b) All Material Contracts are legal, valid and binding obligations of the Seller are enforceable against Seller; are, to the knowledge of Seller, enforceable (except as enforcement may be limited by equitable principles limiting the right to obtain specific performance or other equitable remedies or by applicable bankruptcy or insolvency laws and related decisions affecting creditors' rights generally) against the other parties in accordance with their respective terms; and, except as listed on Schedule 4.1.12(b) hereto, to Seller's knowledge there is no default or claimed or purported or alleged default or state of facts which, with notice or lapse of time or both, would constitute a default on the part of any party in the performance of any obligation to be performed or paid by any party under any such Material Contract, and Seller has not received or given notice of any default or claimed or purported or alleged default or state of facts which, with notice or lapse of time or both, would constitute a default on the part of any party in the performance or payment thereunder. To the knowledge of Seller, the other parties to all of the Material Contracts are complying in all material respects with the terms and provisions thereof.

     (c) All of the Material Contracts that require authorization, consent or approval to sell, assign, transfer, convey and deliver the Material Contracts to Purchaser are set forth on Schedule 4.1.12(c).

     (d) All contracts related to the Business with any international customers that could reasonably be expected to have a material effect on the Business after the Closing Date, are set forth on Schedule 4.1.12(d).

     (e) All confidentiality agreements or non-disclosure agreements (other than those set forth in Section 4.1.12(a)(x)) entered into by Seller relating to the Business, whether or not material to the Business, are set forth on Schedule 4.1.12(e), and all such agreements shall be Assumed Contracts.

4.1.13   Intellectual Property Rights.

Except as set forth in Schedule 4.1.13(i) and the licenses set forth in Schedule 4.1.12(a) hereto, Seller solely owns or has the exclusive right to use, free and clear of all Liens other than Permitted Liens, all of Seller's Intellectual Property Rights. Except as set forth in Schedule 4.1.13(i)-Exhibit A hereto, there is no written claim or demand of any person pertaining to, or any proceeding pending or, to Seller's knowledge, threatened, which challenges the exclusive rights of Seller in respect of Seller's Intellectual Property Rights.
Schedule 4.1.13(ii) attached hereto and made a part hereof lists the issued, abandoned or expired patents and pending applications for patents which are included in the Seller's Intellectual Property Rights and Seller solely owns or has the exclusive right to such patents and patent applications. Schedule 4.1.13(iii) attached hereto and made a part hereof lists the trademarks, trademark registrations and pending applications for trademarks which are included in the Seller's Intellectual Property Rights and Seller solely owns or has the exclusive right to such trademarks, trademark registrations and pending applications. Except as set forth in Schedule 4.1.13(i)-Exhibit A, neither any officer of Seller nor any attorney employed by Seller or representing Seller who has responsibility for intellectual property matters concerning the Business, has been made aware of any infringement, or any claim of infringement, of any intellectual property rights for sales of Products listed on Exhibit A attached hereto made before the Closing Date.

4.1.14   No Consent Requirements.

Except for such filings and approvals, if any, as maybe required pursuant to the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended, and the rules and regulations thereunder (the "HSR Act"), Schedule 4.1.12(c) attached hereto and made a part hereof, includes a complete and accurate list of all Material Contracts that require any consent, approval, authorization, notice, order, filing, registration or qualification of or with any court, governmental authority or third person in connection with the execution and delivery of this Agreement by Seller or the consummation by Seller of the transactions contemplated hereby.

4.1.15   Authorization.

All partnership and other proceedings required to be taken on the part of Seller, including, without limitation, all action required to be taken by the directors or limited partners of Seller to authorize Seller to enter into, carry out and perform any obligations under this Agreement and to sell, transfer, convey and deliver the Purchased Assets, have been properly taken. This Agreement has been duly executed and delivered by Seller and, assuming the due execution and delivery hereof by Purchaser, constitutes the valid and legally binding obligation of Seller enforceable against it in accordance with its terms.

4.1.16   Employee Benefit Plans; Employment Agreement.

     (a) Set forth on Schedule 4.1.16(a) attached hereto is a complete list of each material employee benefit plan (as defined in Section 3(3) of ERISA), whether or not subject to ERISA, or material fringe benefit plan maintained or contributed to or required to be contributed to by Seller or any of its subsidiaries or any organization which, together with the Seller and/or such subsidiary, would be treated as a "single employer" within the meaning of
Section 414(b) or (c) of the Code, with respect to any employee of Seller, or any Selling Affiliate, working in the Business ("Employee Benefit Plans") and each contract of employment with any employee of Seller, or any Selling Affiliate, working in the Business (an "Employment Agreement").

     (b) Neither Seller nor, to its knowledge, any of its Affiliates, has ever maintained or contributed to, or had any obligation to contribute to (or borne any liability with respect to) any "employee pension benefit plan," within the meaning of Section 3(2) of ERISA, that is a "multiemployer plan," within the meaning of Section 3(37) of ERISA on behalf of the Transferred Employees.

     (c) Each Employee Benefit Plan intended to be qualified under Section 401(a) of the Code, has been determined to be so qualified by the IRS and, to Seller's knowledge no facts or circumstances exist which would adversely affect the qualified status of such Employee Benefit Plan.

     (d) Except as would not have a Material Adverse Effect on the Business, no litigation or administrative or other proceeding, audit, examination or investigation is pending or asserted, or, to the best knowledge of Seller, threatened, anticipated or expected to be asserted with respect to any Employee Benefit Plan or the assets of any such plan (other than routine claims for benefits arising in the ordinary course).

     (e) Seller and, to its knowledge, each of its Affiliates have paid and discharged all of their respective liabilities and obligations arising under ERISA or the Code of a character which if unpaid or unperformed would result in the imposition of a lien against the Purchased Assets.

     (f) Each Employee Benefit Plan has, in all material respects, been maintained in compliance with its terms and all material provisions of ERISA and the Code, applicable thereto (including rules and regulations thereunder).

     (g) No Employment Agreement provides for the payment of any compensation or otherwise provides for the acceleration of any benefits, payments or severance as a result of the transactions contemplated by this Agreement.

     (h) Except as set forth on Schedule 4.1.16(h) each Employee Benefit Plan which is exempt from ERISA by reason of Section 4(b)(4) thereof (a "Foreign Plan") is, and has been, established, registered (where required), qualified, administered, funded (where required) and invested in compliance in all material respects with the terms thereof and all applicable laws. With respect to each Foreign Plan, all required filings and reports have been made in a timely and complete manner with all governmental authorities. All obligations of Seller or any Affiliates to or under the Foreign Plans (whether pursuant to the terms thereof or any applicable laws) have been satisfied, and there are no outstanding defaults or violations thereunder by Seller or any Affiliate of

Seller. Full payment has been made in a timely manner of all amounts which are required to be made as contributions, payments or premiums to or in respect of any Foreign Plan under applicable law or under any Foreign Plan or any agreement relating to a Foreign Plan, and no taxes, penalties or fees are owing or assessable under any such Foreign Plan. To the knowledge of Seller, no event has occurred with respect to any registered Foreign Plan which would result in the revocation of the registration of such Foreign Plan, or which would entitle any person (without the consent of the sponsor of such Foreign Plan) to wind up or terminate any such Foreign Plan, in whole or in part, or could otherwise reasonably be expected to have an adverse effect on the tax status of any such Foreign Plan. There are no going-concern unfunded actuarial liabilities, past service unfunded liabilities or solvency deficiencies with respect to any of the Foreign Plans. No contribution holidays have been taken under any of the Foreign Plans, and there have been no withdrawals of assets or transfers of assets from any Foreign Plan, except in accordance with applicable laws.

4.1.17   Personal Property.

Except as set forth in Schedule 4.1.17(i) hereto, Seller has or will have at the
Closing: (a) good, valid and unencumbered title (subject to Permitted Liens) to all of its Personal Property including, without limitation, the personal property acquired after the date of this Agreement (except for the inventory and other assets sold or otherwise disposed of in accordance with the provisions of this Agreement), and (b) valid leasehold interests in all Personal Property Leases, in each case free and clear of all Liens other than Permitted Liens and those Liens listed in Schedule 4.1.17(i) hereto. Except as set forth in Schedule 4.1.17(ii) hereto and subject to wear, tear and consumption of the same in the ordinary course of business prior to the Closing Date, the Personal Property that is material to the operation of the Business is maintained in good operating condition. Seller shall deliver or make available to Purchaser prior to the Closing complete and correct copies of the Personal Property Leases.

4.1.18   Inventory.

Except for Inventory that has been reserved as excess or obsolete in the 2004 Audited Financial Statements or in accordance with Seller's written policies on obsolescence (which have been delivered to Purchaser), all Inventory held for sale as of the date hereof is saleable in the ordinary course of business.
Schedule 4.1.18 contains a complete and accurate list of addresses at which Inventory is located and except as set forth on Schedule 4.1.18, no Inventory is held by any person (including any Affiliate of Seller) on consignment. All Inventory as of September 30, 2004 is properly reflected on the 2004 Audited Financial Statements. All Inventory acquired or disposed of after September 30, 2004 was acquired or disposed of in the ordinary course of business consistent with past practice. The Supply Inventory is sufficient and of the appropriate levels to enable the Seller to perform its obligations under the Transitional Supply Agreement. Other than Seller and the Selling Affiliates, no Affiliates of Seller hold any inventories relating to or used in the Business.

4.1.19  Product Warranty.

No product of the Business manufactured, sold, leased or delivered in the United States by Seller is subject to any written guaranty, warranty, or other indemnity, or to Seller's knowledge any non-written guaranty, warranty or other indemnity, beyond the Seller's applicable regular or standard or usual terms and conditions of sale or lease or as otherwise provided by law. Seller has delivered or made available to Purchaser true and correct copies of the forms of Seller's regular, standard or usual customer contracts used in the United States.

4.1.20   Environmental Matters.

     (a) For purposes of this Agreement, the following terms shall have the following meanings: (i) "Environmental Laws" shall mean any and all federal, state, and local laws, and all rules or regulations promulgated thereunder, relating to pollution or protection of the environment (including, without limitation, ambient air, surface water, ground water, land surface, subsurface strata, wildlife, plants, or other natural resources), (ii) "Release" shall mean any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing, or dumping into the environment of a Hazardous Substance, as defined below, (iii) "Hazardous Substances" shall mean all pollutants, contaminants, chemicals, wastes, and any other infectious, carcinogenic, ignitable, corrosive, reactive, toxic or otherwise hazardous substances or materials (whether solids, liquids or gases) subject to regulation, control or remediation under applicable Environmental Laws, (iv) "Environmental Claims" shall mean all written notices of violation, liens, claims, demands, suits, or causes of action for any damage, including, without limitation, personal injury or property damage, arising out of or related to Environmental Conditions or pursuant to applicable Environmental Laws, and (v) "Environmental Conditions" shall mean the presence of Hazardous Substances in the environment (including natural resources, soil, surface water, ground water, any present or potential drinking water supply, subsurface strata or ambient air) relating to or arising out of Seller's ownership of the Business.

     (b) Except as set forth on Schedule 4.1.20(b) attached hereto and except as would not have a Material Adverse Effect, the Business and the Purchased Assets are in compliance with applicable Environmental Laws, and the Seller has obtained, and is in compliance with, all permits required under applicable Environmental Laws in connection with Seller's operation of the Business or the Purchased Assets.

     (c) Except as set forth on Schedule 4.1.20(c) attached hereto and made a part hereof, to the knowledge of Seller, there have been no Releases of Hazardous Substances at or on the real property subject to the Real Property Leases in quantities that could trigger the need for investigation and/or remediation costs pursuant to Environmental Laws.

     (d) Except as set forth on Schedule 4.1.20(d) attached hereto, there are no Environmental Claims against the Seller that refer or relate to the Business or the Purchased Assets.

4.1.21   Powers of Attorney.

Except as set forth in Schedule 4.1.21 attached hereto and made a part hereof, there are no powers of attorney executed on behalf of Seller with respect to the Business.

4.1.22   Undisclosed Liabilities.

Except as reflected elsewhere in this Agreement, the schedules hereto or the 2004 Audited Financial Statements, and except for any liabilities or obligations that arise subsequent to the date hereof and are incurred pursuant to the terms of Section 7.1 hereto, there are no liabilities or obligations of the Business assumed by Purchaser pursuant to the terms of this Agreement, whether accrued, absolute, contingent or otherwise, which are material to the Business taken as a whole.

4.1.23   Labor Matters.

     (a) Except as set forth in Schedule 4.1.23(a) attached hereto and made a part of the date hereof there are no (i) labor strikes, disputes, slowdowns, representation campaigns or work stoppages with respect to employees of Seller working in the Business pending or, to the knowledge of Seller, threatened against Seller and related to the Business or affecting the Business, (ii) grievance or arbitration proceedings arising out of collective bargaining agreements to which Seller is a party (other than informal grievances), (iii) unfair labor practice complaints pending or, to the knowledge of Seller, threatened against the Seller and related to the Business, or (iv) collective bargaining agreements, works council or other labor contracts applicable to persons employed by Seller working in the Business. To the knowledge of Seller, there are no activities or proceedings of any labor union to organize any such employees, except, in each case, for such strikes, disputes, slowdowns, representation campaigns, work stoppages, grievances, arbitration proceedings, complaints, agreements, activities and proceedings as would not have a Material Adverse Effect.

     (b) Except to the extent set forth in Schedule 4.1.23(b) hereto, Seller is in compliance with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours and is not engaged in any unfair labor practice, except for such noncompliance or practices as would not have a Material Adverse Effect.

4.1.24   Certain Relationships.

Seller has not received any written notice within the past twenty-four (24) months that any person who is a customer or distributor of, or supplier, manufacturer or licensor to, or a party contracting with Seller with respect to the Business has taken any action or threatened to take any action which will have or reasonably could be expected to have a Material Adverse Effect.

4.1.25   Export.

     (a) In the two-year period prior to the date hereof, Seller, its Affiliates, and (to Seller's knowledge) any distributor or purchaser of Seller's products have (i) complied with all applicable laws or regulations related to the sale, marketing, promotion or export of goods promulgated or enforced by the Office of Foreign Assets Control in the Unites States Department of the Treasury, the United States Department of Commerce or any other department or agency of the United States federal government, including, without limitation, the Arms Export Control Act, the Trading with the Enemy Act, the International Emergency Economic Powers Act, the Export Administration Act, the 1930 Tariff Act, the Foreign Corrupt Practices Act, the Export Administration Regulations, the International Traffic in Arms Regulations, the United States Customers Regulations (the "Trade Laws"), (ii) made reasonable efforts to ensure that no products have been sold directly or indirectly to any entity where such sales are, or were at any time during the previous two years, prohibited by these Trade Laws or other regulations.

     (b) In the two-year period prior to the date hereof, neither Seller nor its Affiliates has any knowledge or reasonable basis to believe that the Seller or any of its Affiliate has been the subject of any investigation, complaint or claim of any violation of any Trade Law by any governmental entity, except as such investigation, complaint or claim would not reasonably be expected to have a Material Adverse Effect on the Seller.

4.1.26   Certifications; Product Safety.

     (a) All operations of the Business have achieved and maintained all required ISO (International Organization for Standardization) and quality certifications and are compliant, in all material respects, with the applicable FDA Quality System Regulations, and there is no pending, and, to Seller's knowledge, no threatened, action to audit, repeal, fail to renew or challenge any such certification. Since April 1, 2003 and except as set forth in Schedule
4.1.26 attached hereto and made a part hereof, none of the Seller nor any of its Affiliates has been required to file any notification or other report with or provide information to any product safety agency, commission, board or other governmental entity of any jurisdiction concerning actual or potential hazards with respect to any product purchased, distributed, sold or leased, or with respect to services rendered, by the Seller or any of its Affiliates, to the extent such products or services relate to the Business. To Seller's knowledge, each product distributed, sold, or leased, or service rendered, by Seller related to the Business complies in all material respects with all product safety standards of each applicable product safety agency, commission, board or other governmental entity having jurisdiction over the Products. The Seller manufactures each Product in accordance with each device master record (as such term is defined in the FDA Quality System Regulations) maintained by Seller for each Product.

     (b) Seller has received no notice that requires, and, to Seller's knowledge, no development exists that would require, any product recalls or field corrective actions that would or could reasonably be expected to result in a Material Adverse Effect.

4.1.27   Product Liability Claims.

Except as set forth on Schedule 4.1.27, attached hereto and made a part hereof, no product liability claims related to the Business or any Products have been made against the Seller or any Selling Affiliate during the five (5) years preceding the date hereof.

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4.1.28   Transfer of Production.

Neither Tyco Healthcare, nor any Affiliate of Tyco Healthcare, has any intent to transfer the production of the Products outside of the Boulder, Colorado or Tijuana, Mexico facilities where such Products are currently produced.

4.1.29   Selling Affiliate Transfer of Assets.

Pursuant to the Selling Affiliate Transfer Agreements, each Selling Affiliate will transfer good and marketable title to the Purchased Assets subject thereto to the Purchaser or one of its Affiliates.

4.1.30   Transitional Supply Agreement Products.

For the twelve (12) months ended June 30, 2005, except for any Products discontinued during such period, there have been no sales revenues related to Products that are produced in Seller's Boulder, Colorado or Tijuana, Mexico facilities, other than revenues resulting from sales of the Products listed on Exhibit A-1, Exhibit A-2 and Exhibit A-3 to the Transitional Supply Agreement, attached hereto as Exhibit G.

4.1.31   Maintenance of Molds, Tools & Dies.

To the knowledge of Seller, and based on its communications with vendors in the ordinary course of business, (a) Seller has no reason to believe that any vendor that supplies parts or raw materials to manufacture Products in Boulder, Colorado or Tijuana, Mexico, will not be able to do so following the date of this Agreement, and (b) Seller has no reason to believe that any mold or other tool that constitutes a Purchased Asset is not fully functional in accordance with its specifications.

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4.1.32   No Other Representations and Warranties.

Notwithstanding anything contained in this Article 4 or any other provision of this Agreement to the contrary: (i) Purchaser acknowledges and agrees that neither Seller nor any of its officers, directors, Affiliates, agents or representatives is making (or has made) any representation or warranty whatsoever, whether express or implied (including, but not limited to, any implied warranty or representation as to the value, condition, merchantability or suitability of any of the Purchased Assets) or contained, or referred to, in any materials (including, without limitation, projections, forecasts, budgets and estimates) that have been provided to the Purchaser of any of its Affiliates, agents or representatives beyond those expressly given by the Seller in this Agreement, and (ii) it is understood that, except for the representations and warranties contained herein and Seller's obligations pursuant to this Agreement, Purchaser takes the Business, Purchased Assets and Assumed Liabilities "as is," "where is" and "with all faults."

             ARTICLE 5.REPRESENTATIONS AND WARRANTIES OF PURCHASER

5.1     Representations and Warranties.

Purchaser represents and warrants to Seller that the statements contained in this Section 5.1 are true and correct in all material respects as of the date of this Agreement (except to the extent such representations and warranties expressly relate to an earlier date, in which case such representation and warranties were true and current on and as of such earlier date):

5.1.1   Organization and Standing.

     (a) Integra LifeSciences Corporation is a corporation duly organized, validly existing and in good standing under the laws of Delaware and has all corporate power and authority to carry on the businesses in which it is engaged, to own and use the properties owned and used by it, to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to perform its obligations hereunder.

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     (b) Integra LifeSciences (Ireland) Limited is a legal entity duly organized, validly existing and in good standing under the laws of Ireland and has all company power and authority to carry on the business in which it is engaged, to own and use the properties owned and used by it, to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to perform its obligations hereunder.

5.1.2    Authorization.

All corporate and other proceedings required to be taken on the part of Purchaser, including, without limitation, all action required to be taken by the directors or shareholders of Purchaser to authorize Purchaser to enter into, carry out and perform any obligations under this Agreement and to purchase the Purchased Assets and assume the Assumed Liabilities, have been properly taken. This Agreement has been duly executed and delivered by Purchaser and, assuming the due execution and delivery hereof by Seller, constitutes the valid and legally binding obligation of Purchaser enforceable against it in accordance with its terms.

5.1.3    No Conflict.

Except as set forth in Schedule 5.1.3 attached hereto and made a part hereof, the execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not (i) conflict with, constitute a default under, result in the acceleration of, or the creation in any party of any right to accelerate, terminate, modify or cancel or require any notice under any material indenture, contract, lease, sublease, license, loan agreement, note or other obligation or instrument or liability to which Purchaser is a party or by which it is bound or to which any of its assets is subject, (ii) subject to

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obtaining and making the approvals, consents, notices and filings referred to in
Section 5.1.6, conflict with or result in a breach of or constitute a default under any provision of the Articles of Incorporation or Bylaws (or other constitutive documents) of Purchaser, or a default under or violation of any material restriction, lien, encumbrance, indenture, contract, lease, sublease, loan agreement, note or other obligation or liability to which it is a party or by which it is bound or to which any of its assets is subject or result in the creation of any lien or encumbrance upon any of said assets, or (iii) violate or result in a breach of or constitute a default under any constitution or statute or any judgment, injunction, order, decree, rule, regulation or restriction of any court or governmental agency to which Purchaser is subject. Except as set forth on Schedule 5.1.3 attached hereto and made a part hereof, Purchaser is not required to provide any notice to, make any filing with, or obtain any authorization, consent or approval of any government or governmental agency to consummate the transactions contemplated hereby.

5.1.4    Litigation.

Except as set forth in Schedule 5.1.4 attached hereto and made a part hereof, there is no action, suit, hearing, proceeding, arbitration or investigation pending or, to the knowledge of Purchaser, threatened, against Purchaser, or the directors, officers, agents or employees of Purchaser which would, individually or in the aggregate, materially threaten the ability of Purchaser to consummate the transactions contemplated hereby, or materially delay the consummation of the transactions contemplated hereby, and there are no orders, writs, injunctions or decrees currently in force against Purchaser or the directors, officers, agents or employees of Purchaser which would, individually or in the aggregate, materially threaten the ability of Purchaser to consummate, or materially delay the consummation of, the transactions contemplated hereby.

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5.1.5    Brokers; Finders.

Purchaser has not retained any broker or finder in connection with the transactions contemplated herein and is not obligated and has not agreed or obligated Seller to pay any brokerage or finder's commission, fee or similar compensation.

5.1.6    Consent Requirements.

Except for such filings and approvals if and as may be required pursuant to the HSR Act and as set forth in Schedule 5.1.6 attached hereto and made a part hereof, no consent, approval, authorization, order, filing, registration or qualification of or with any court, governmental authority or third person is required to be made or obtained by Purchaser in connection with the execution and delivery of this Agreement by Purchaser or the consummation by Purchaser of the Transactions contemplated hereby.

5.1.7    Financing.

At the Closing Purchaser will have sufficient funds available (from its working capital and/or unrestricted credit facilities or otherwise) to enable it to consummate the transactions contemplated by this Agreement.

                      ARTICLE 6. COVENANTS AND AGREEMENTS

6.1      Employee Matters.

6.1.1    Employment Status.

Within a reasonable period of time (but not less than five (5) calendar days) prior to the Closing Date, Purchaser shall make an offer of employment, with such employment commencing as of the Closing Date (or such later date as may be applicable for employees on leave), to each employee of Seller working in the Business and set forth in Schedule 6.1.1(i) attached hereto and made a part

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hereof (such schedule shall include each employee's location, their current employment status (whether working or on official leave of absence, including any such employee of Seller working in the Business who is absent due to vacation, holiday, illness, leave of absence or disability), their job title, and whether salaried or hourly and such schedule shall be updated ten (10) days prior to the Closing), (each a "Business Employee") in the same job or position and location as in effect immediately prior to the Closing Date, and at a salary or wage at least equal to the salary or wage level to which they were entitled immediately prior to the Closing Date. Purchaser and its Affiliates shall provide each Transferred Employee, as of the Closing Date, with compensation and benefits (including, without limitation, incentive and equity-based compensation) that are, taken as a whole, of similar economic value to the compensation and benefits provided to such Transferred Employees as of the date hereof. Each such Business Employee who accepts such an offer of employment and becomes an employee of Purchaser is referred to as a "Transferred Employee," and all such employees collectively are referred to as the "Transferred Employees." For the sake of clarity, a Business Employee who accepts employment with Purchaser, but is on a leave of absence or short-term or long-term term disability leave on the Closing Date as reflected on shall become a Transferred Employee on the date such Business Employee returns to active employment; all other Business Employees who accept employment with Purchaser and are actively performing services at the Closing Date shall become a Transferred Employee on the Closing Date. A list of all Business Employees who are on a leave of absence or short-term or long-term disability leave as of the date hereof is set forth on Schedule 6.1.1(i) (and such schedule shall be updated ten (10) days prior to Closing). Schedule 6.1.1(ii) sets out the number of employees who were terminated in the ninety (90) days preceding the date hereof while working at the 22 Terry Avenue, Burlington, Massachusetts facility, and the reasons for each such termination, and Seller shall provide Purchaser with an update to
Schedule 6.1.1(ii) on the Closing Date.

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6.1.2    Liabilities.

From and after the Closing Date, Purchaser shall, to the extent permitted by applicable law, assume, honor and be solely responsible for paying, providing or satisfying when due (i) all vacation days, sick pay and other paid time off for Transferred Employees accrued but unused as of the Closing Date, but only to the extent such amounts (and the accrual rate of such vacation days, sick pay and other paid time off) are set forth on Schedule 6.1.2 attached hereto and made a part hereof (and such schedule shall be updated ten (10) days prior to Closing), and in accordance with Purchaser's policies and past practices; and (ii) all compensation (including salary, wages, commissions, incentive compensation, overtime, premium pay and shift differentials), vacation, sick pay and other paid time off, benefits and benefit claims, severance and termination pay, notice and benefits under all applicable Federal, state or local law and under any plan, policy, practice or agreement and all other Liabilities, in each case accruing, incurred, or arising as a result of employment or separation from employment with Purchaser or its Affiliates, on or after the Closing Date with respect to Transferred Employees.

6.1.3    Certain Welfare Plan Matters.

Following the Closing Date, (i) Purchaser shall ensure that no waiting periods, exclusions or limitations with respect to any pre-existing conditions, evidence of insurability or good health exclusions are applicable to any Transferred Employee or their dependents or beneficiaries under any welfare benefit plans in which such employees may be eligible to participate; and (ii) Purchaser shall be solely responsible for compliance with the requirements of Section 4980B of the Code and part 6 of subtitle B of Title I of ERISA ("COBRA"), including, without

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limitation, the provisions of continuation coverage with respect to all
Transferred Employees, and their spouses and dependents, for whom a qualifying event occurs on or after the Closing Date. For purposes of this Section 6.1.3, the "continuation coverage" and "qualifying event" shall have the meanings ascribed to them in COBRA.

6.1.4    Certain Severance Benefits.

For a period of up to twelve (12) months after the Closing Date, Purchaser shall provide severance benefits to the Transferred Employees in the amount and according to the terms set forth on Schedule 6.1.4 attached hereto and made a part hereof.

6.1.5    Credited Service.

With respect to each employee benefit plan, policy and practice, including, without limitation, severance, vacation and paid time off plans, policies and practices, sponsored or maintained by Purchaser or its Affiliates, Purchaser shall grant or cause to be granted to all Transferred Employees from and after the Closing Date credit for all service with the Seller and its predecessors, prior to the Closing Date for all purposes (including, without limitation, eligibility to participate, vesting credit, eligibility to commence benefits, benefit accrual and severance).

6.1.6    Certain Bonus Payments.

After the conclusion of the fiscal year of Seller that includes the Closing Date, and within thirty (30) days after Purchaser's receipt of notice from Seller that such bonus payments have been approved by the board of directors of Tyco International, Ltd., Purchaser shall pay to each of the Transferred Employees a cash bonus that is determined by (a) multiplying the amount that is set forth opposite each Transferred Employee's name on Schedule 6.1.6 by the number of days between the Closing Date and the last day of the fiscal year of Seller that includes the Closing Date and (b) dividing such product by three hundred and sixty-five (365).

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6.2     Commercially Reasonable Efforts to Close.

     (a) During the period commencing on the date of the execution of this Agreement and continuing until the Closing Date, Purchaser and Seller shall comply in all material respects at the earliest practicable date with any formal or informal request for information received by it or any of their respective Affiliates from any governmental entity pursuant to and in connection with the transactions contemplated by this Agreement, provided, however, that neither Purchaser nor Seller has any obligation to take actions pursuant to Subsections 6.2(a) beyond those described in Subsection 6.2(b) below.

     (b) In connection with any governmental or regulatory inquiry the parties hereto shall use commercially reasonable efforts to comply within sixty (60) days with any request for additional information or documentary material issued to either Purchaser or Seller or their respective Affiliates by the Federal Trade Commission or the United States Department of Justice Antitrust Division under the HSR Act (a "Second Request").

     (c) The parties hereto shall promptly inform each other of any material communication made to or received from any governmental entity relating to any of the transactions contemplated hereby and shall provide each other with an accurate description of the material contents of such communication.

     (d) For purposes of this Agreement, the term "Antitrust Laws" shall mean the Sherman Act, as amended, the Clayton Act, as amended, the HSR Act, the Federal Trade Commission Act, as amended and all other federal, state and foreign statutes, rules, regulations, orders, decrees, administrative and judicial doctrines, and other laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization, restraint of trade or other harm to competition.

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

     (e) If after the Antitrust Clearance Period, (i) there remains any necessary clearance related to any Antitrust Laws which must be received, or any waiting period related to any Antirust Laws which must be terminated, or any governmental action related to any Antitrust Laws which must be resolved, and
(ii) there is no preliminary or permanent injunction, action, suit or proceeding that would prevent the consummation of the transactions which are the subject of this Agreement (other than any injunction, action, suit or proceeding related to any Antitrust Laws), and (iii) all representations and warranties of Seller contained in this Agreement are true and correct in all material respects as of the end of the Antitrust Clearance Period, and (iv) neither the Seller, nor the Business, nor the Purchased Assets have suffered a Material Adverse Effect, and
(v) Seller has fully performed and complied with in all material respects all covenants, obligations, agreements, conditions and commitments required to be fulfilled or complied with by the end of the Antitrust Clearance Period, and
(vi) Seller has obtained (but Seller shall not be required to have delivered) all authorizations, consents or approvals which are necessary to sell, assign, transfer, convey and deliver the Material Contracts, then Purchaser shall promptly pay to Seller $7,000,000 (the "Antitrust Break-Up Fee").

     (f) For purposes of this Section 6.2, the "Antitrust Clearance Period" shall mean forty-six (46) weeks after the date hereof plus (i) the number of days that elapse after Purchaser delivers to Seller a certificate signed by an officer of Purchaser certifying that Purchaser has complied with its initial filing obligations pursuant to the HSR Act and before Seller delivers to Purchaser a certificate signed by an officer of Seller certifying that Seller has complied with its initial filing obligations pursuant to the HSR Act, plus

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

(ii) the number of days that elapse after Purchaser delivers to Seller a certificate signed by an officer of Purchaser certifying that Purchaser has substantially complied with any request for additional information under the HSR Act and before Seller delivers to Purchaser a certificate signed by an officer of Seller certifying that Seller has substantially complied with any request for additional information under the HSR Act, but in no event shall the Antitrust Clearance Period extend beyond the first anniversary of the date of this Agreement.

6.3      Press Release; Disclosures.

Except as required by law or NASDAQ or SEC regulations, and except for the press release attached hereto as Exhibit C (and except for announcements and disclosures that are consistent with and limited to the information included in such press release), prior to Closing, neither Seller nor Purchaser, without the prior written consent of the other (which consent shall not be unreasonably withheld), will make any press release or any similar public announcement concerning the transactions contemplated hereby. Except as required by law or NASDAQ or SEC regulations, and except for the press release attached hereto as Exhibit C (and except for announcements and disclosures that are consistent with and limited to the information included in such press release), no written or oral announcement or private disclosure with respect to the transactions contemplated hereby will be made, either prior to or after the Closing, to any person unrelated to Seller or Purchaser unless jointly approved by Seller and Purchaser. If disclosure is required by law or NASDAQ regulations, the disclosing party shall consult in advance with the other party and attempt in good faith to reflect such other party's concerns in the required disclosure.

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6.4      Books and Records and Information.

6.4.1    Inspection of Documents.

Purchaser agrees that all documents related to the operation of the Business prior to Closing delivered to Purchaser by Seller pursuant to this Agreement (including, but not limited to, files, books and records) shall, after the Closing, and upon a reasonable request of Seller, be open for inspection by representatives of Seller at any time during Purchaser's regular business hours for reasonable and necessary purposes until such time as documents are destroyed or possession thereof is given to the other party as provided for in Section
6.4.2 hereof and that Seller may during such period at its expense make such copies thereof as it may reasonably request. Seller agrees that all documents that are retained by Seller after the Closing Date and that are related to the operation of the Business prior to Closing (other than tax records of Seller) shall, upon a reasonable request of Purchaser, be open for inspection by representatives of Purchaser at any time during Seller's regular business hours until such time as documents are destroyed or possession thereof is given up to the other party as provided for in Section 6.4.2 hereof and that Purchaser may during such period at its expense make such copies thereof as it may reasonably request.

6.4.2    Cooperation Regarding Information and Books and Records.

For a period of two (2) years from the Closing Date, Purchaser and Seller shall provide each other with such cooperation, information (including without limitation financial information) and business records as may be reasonably requested to assist with the parties' efforts to comply with all applicable Legal Requirements. Purchaser and Seller shall make their employees available to each other on a mutually convenient basis to provide explanation of any documents or information provided hereunder. Notwithstanding the foregoing,

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neither Purchaser nor Seller shall be required to prepare any documents or determine any information not then in its possession in response to a request under this Section 6.4.2. Any information obtained under this Section 6.4.2 shall be kept confidential, except as may be otherwise necessary in connection with the applicable Legal Requirements.

6.4.3    Destruction of Documents.

Without limiting the generality of Section 6.4.1 hereof, for a period ending on the sixth anniversary of the Closing Date, neither Purchaser nor Seller shall destroy or give up possession of any item referred to in Section 6.4.1 hereof without first offering to the other the opportunity, at such other's expense (but without any other payment) to obtain the same. Thereafter each party shall be free to dispose of them as it deems fit. Notwithstanding this provision, either Purchaser or Seller may comply with any document retention policies then in effect for either Purchaser or Seller, as the case may be, and the destruction of any item referred to in Section 6.4.1 solely as a result of compliance with such document retention policies shall not result in a breach of this Section 6.4.3.

6.4.4    Confidentiality.

Seller will treat confidentially and hold as such all information to the extent concerning the Business that is not already generally available to the public or that becomes part of the public domain or publicly known or available other than as a result of a disclosure directly or indirectly by Seller or its representatives ("Confidential Information"), refrain from using any of the Confidential Information except in connection with this Agreement, and deliver promptly to Purchaser or destroy, at the request and option of Purchaser, all tangible embodiments (and all copies) of the Confidential Information in its possession. In the event that Seller is requested or required (by oral question or request for information or documents in any legal proceeding, interrogatory,

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

subpoena, civil investigative demand, or similar process) to disclose any Confidential Information, Seller will notify Purchaser promptly of the request or requirement so that Purchaser may seek an appropriate protective order or waive compliance with the provisions of this Section 6.4.4. If, in the absence of a protective order or the receipt of a waiver hereunder, Seller is, on the advice of counsel, compelled to disclose any Confidential Information to any tribunal or else stand liable for contempt, Seller may disclose the Confidential Information to the tribunal; provided, however, that Seller shall use its commercially reasonable efforts to obtain, at the reasonable request of Purchaser, an order or other assurance that confidential treatment will be accorded to such portion of the Confidential Information required to be disclosed as Purchaser shall designate.

6.4.5    2006 Capital Expenditure Budget Documents.

Seller agrees to provide Purchaser with copies of any capital expenditure budget related to the Business for fiscal year 2006 as soon as such capital expenditure budget documents become available.

6.5      Litigation Support.

In the event and for so long as either party is contesting or defending against any action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand with any third party in connection with (i) the transaction contemplated under this Agreement, or (ii) any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction on or prior to the Closing Date involving the Business, the other party will cooperate with the reasonable requests of the contesting or defending party and its counsel in the contest or defense, upon a reasonable request, provide reasonable access to its personnel, and provide such information, testimony and access to its books and records as shall be necessary

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in connection with the contest or defense, subject to any requirement for a protective order or other measures as such other party may reasonably deem desirable to protect the confidentiality of such information, testimony, books or records, and further subject to withholding by such other party of any information, testimony, books or records that it deems to be the subject of an attorney-client, attorney work product or like privilege, all at the sole cost and expense of the contesting or defending party (unless the contesting or defending party is entitled to indemnification as set forth herein).

6.6     Transition.

During a transition period of twelve (12) months from and after the Closing Date, neither the management of Seller nor of any of Seller's Affiliates that previously manufactured, warehoused, distributed, serviced, promoted or sold Products will take any action, or authorize or condone any action by its subordinate employees, that is designed or intended to have the effect of discouraging any lessor, licensor or supplier (collectively, "Business Partners") of Seller from maintaining the same business relationships with the Purchaser after the Closing as it maintained with the Seller prior to the Closing insofar and to the extent such business relationships relate to the Business. Seller and its foregoing Affiliates will instruct those of their respective personnel who Seller or its Affiliates reasonably deem are in a position to influence decisions by Business Partners to continue such relationships with Purchaser after the Closing, that they are not to take any action that is designed or intended to have the effect of discouraging any Business Partners of Seller from maintaining the same business relationships with the Purchaser after the Closing as it maintained with the Seller prior to the Closing insofar and to the extent such business relationships relate to the Business.

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6.7     Covenant Not to Compete.

For a period of four (4) years from and after the Closing Date, none of Seller nor its Affiliates will, without the prior written consent of Purchaser, directly or indirectly, own or invest in any business that designs, manufactures, markets, sells or distributes products (collectively, the "Competitive Products") that (i) perform radiosurgery (use ionizing electromagnetic energy) or (ii) perform ultrasonic surgical aspiration (the "Procedure"), or (iii) provide image guided navigation (by means other than Injectable Agents) for surgical procedures in the cranium or spine using existing optical tracking technology, or (iv) provide stereotactic navigation (by means other than Injectable Agents) using artificial physical markers affixed to or implanted in the patient for surgical procedures in the cranium or spine; or (v) provide stereotactic navigation (by means other than Injectable Agents) by frames affixed to the patient for surgical procedures anywhere in the body; provided, however, that nothing herein shall limit the right of Seller or its Affiliates to own or invest in a business involved in the research, design, manufacture, marketing, sale or distribution, of products that (a) use or produce high-intensity focused ultrasound (defined as transmitting at least one beam or wave of ultrasound energy by non-mechanical means to a focused position within the body without aspiration), radiofrequency, microwave or other non-ionizing electromagnetic energy for any purpose or (b) use or produce ultrasonic energy for any purpose other than the Procedure; provided, further, however, that nothing in clauses (iii) or (iv) shall limit the right of Seller or its Affiliates to own or invest in a business involved in the research, design, manufacture, marketing, sale or distribution, of products that are used to assist in performing, or to enhance the process to perform, any ablation procedure (other than using ultrasonic aspiration) or any non-ionizing electromagnetic energy-based pain management procedure outside of the cranium. Notwithstanding the foregoing, Seller shall not be deemed to be in violation of

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this Agreement solely by reason of being the owner of up to five percent (5%) of the outstanding stock (or other form of equity interest) in any publicly traded company, nor shall this provision prevent Seller or any of its Affiliates from acquiring any company or business that designs, manufactures, markets, sells or distributes (A) Competitive Products that perform the Procedure if the revenues of such company or business derived from such Competitive Products represent less than five percent (5%) of the revenues of the acquired business as a whole and, for a period of two (2) years following Seller's acquisition of the company or business or, if sooner, until the above-stated four (4) year non-compete period expires, Tyco Healthcare or its Affiliates does not use employees who are working in its Valleylab division to design, manufacture, market, sell or distribute any such Competitive Products or (B) Competitive Products that do not perform the Procedure and represent less than fifteen percent (15%) of the revenues of the acquired business as a whole or (C) Competitive Products that perform the Procedure represent more than five percent (5%) of the revenue of the acquired business as a whole and the Competitive Products represent less than fifteen percent (15%) of the acquired business as a whole and Seller agrees to use commercially reasonable efforts to divest the Competitive Products that perform the Procedure in as quick a manner as is practicable or (D) Competitive Products that, whether or not they perform the Procedure, represent more than fifteen percent (15%) but less than forty percent (40%) of the revenues of the acquired business as a whole and Seller agrees to use commercially reasonable efforts to divest the competitive portion of such business in as quick a manner as is practicable. For purposes of the foregoing, the "revenues of the acquired business" shall be the business' revenues during the most recent twelve (12) full calendar month period preceding Seller's acquisition of such business. If

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the final judgment of a court of competent jurisdiction declares that any term or provision of this Section 6.7 is invalid or unenforceable, the parties hereto agree that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration or area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified after the expiration of the term within which the judgment may be appealed and until the above-stated four (4) year non-compete period expires. For the purposes of this Section 6.7, "Injectable Agents" shall mean contrast agents, radiopharmaceuticals or any other agents administered by injection, orally, or by inhalation that allow images or scans, or assist in or enhance performance of any imaging or therapeutic procedure or image-guided therapy and shall include the devices used to prepare and/or administer such agents to the patient.

6.8      Tax Matters.

6.8.1    Controversies.

Purchaser shall promptly forward to Seller all notifications and other communications from any taxing authority relating to any Tax audit or other proceeding relating to the Tax liability of Seller with respect to the Purchased Assets (with respect to a taxable year or period (or portion thereof) ending on or prior to the Closing Date). The failure of Purchaser to give Seller such written notice shall excuse Seller from its obligations under Section 10.1 hereof with respect to any increased Tax liability directly or indirectly attributable to any such notification or other communication to the extent that the failure to provide such written notice adversely affects the ability of Seller to contest any claim arising from such Tax audit or other proceeding. Seller and its duly appointed representatives shall have the exclusive authority to control any audit or examination by any taxing authority, initiate any claim for refund, amend any Tax Return, resolve and defend against any assessment for additional Taxes, notice of Tax deficiency or other adjustment of Taxes of or relating to any liability of Seller for all taxable periods and with respect to the Business and Purchased Assets for all taxable years or periods (or portions thereof) ending on or prior to the Closing Date, and Seller shall be entitled to any Tax refund relating to any such taxable period. Purchaser shall have the exclusive authority to control any audit or examination by any taxing authority,

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initiate any claim for refund, amend any Tax Return, resolve and defend against any assessment for additional Taxes, notice of Tax deficiency or other adjustment of Taxes of or relating to any liability for Taxes that are imposed upon or by reference to the Purchased Assets or the conduct of the operation of the Business for all taxable periods (or portions thereof) beginning after the Closing Date; provided, however, that neither Purchaser nor its duly authorized representatives shall, without the prior written consent of Seller, which consent shall not unreasonably be withheld, enter into any settlement of any contest or otherwise compromise any issue that affects or may affect the property (or ad valorem) Tax liability of Seller for any taxable year or period (or portion thereof) ending on or prior to the Closing Date.

6.8.2    Apportionment of Taxes.

For purposes of this Agreement, in the case of any Taxes that are imposed on a period basis and are payable for a Tax period that includes (but does not end on) the Closing Date, the portion of such Tax related to the Tax period ending on the Closing Date will (i) in the case of Taxes other than Taxes based upon or related to income, sales, gross receipts, wages, capital expenditures, expenses or any similar Tax base, be deemed to be the amount of such Tax for the entire period multiplied by a fraction, the numerator of which is the number of days

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from the beginning of the Tax period through the Closing Date and the denominator of which is the number of days in the entire Tax period and (ii) in the case of any Taxes based upon or related to income, sales, gross receipts, wages, capital expenditures, expenses or any similar Tax base, be deemed equal to the amount of Taxes that would be payable if the relevant Tax period ended at the end of the Closing Date.

6.8.3    Cooperation and Exchange of Information.

Purchaser and Seller shall provide each other with such cooperation, information and business records as may be reasonably requested with respect to the filing of any Tax Return, amended Tax Return or claim for refund, the determination of a liability for Taxes or a right to refund of Taxes, or the evaluation of any claim for indemnification of Taxes under Sections 10.1 or 10.2 hereof or the conduct of any audit, investigation or contest or other proceeding in respect of Taxes. Such cooperation, information and business records shall include providing copies of all relevant Tax Returns, documents relating to rulings or other determinations by taxing authorities and records concerning the ownership and tax basis of property, which Purchaser or Seller may possess concerning the Business. Purchaser and Seller shall make their employees available to each other on a mutually convenient basis to provide explanation of any documents or information provided hereunder. Notwithstanding the foregoing, neither Purchaser nor Seller shall be required to prepare any documents or determine any information not then in its possession in response to a request under this
Section 6.8.3. Any information obtained under this Section 6.8.3 shall be kept confidential, except as may be otherwise necessary in connection with the filing of Tax Returns or claims for refund or in conducting any audit or other proceeding in respect of Taxes.

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6.8.4    Allocation of Purchase Price.

The allocation of the Purchase Price (including any Assumed Liabilities only to the extent such Assumed Liabilities are required to be treated as part of the purchase price under the Code (or a counterpart provision of foreign, state or local law)), as adjusted in accordance with the provisions of this Agreement, to the Purchased Assets shall be in accordance with Section 1060 of the Code and the parties shall prepare and file IRS Form 8594 (including any supplemental or amended IRS Form 8594) consistent with Schedule 2.2(a) as revised to reflect any adjustments to the Purchase Price. Except as provided in the preceding sentence, neither party shall file any Tax Return or other document or otherwise assert any position inconsistent with Schedule 2.2(a) at any time after the Closing except as may be adjusted following an audit by the Internal Revenue Service ("IRS") or by court decision.

6.9      Seller's Tradename and Trademarks.

     (a) Purchaser, each Affiliate thereof and their respective directors, officers, successors, assigns, agents, or representatives shall not register, or attempt to register, and shall not directly or indirectly use or seek to register, in connection with any products or services anywhere in the world in any medium, any intellectual property that includes, is identical to or is confusingly similar to, any of the trademarks, service marks, domain names, trade names or other indicia of origin set forth on Schedule 1.2(j), nor shall any of them challenge or assist any third party in opposing the rights of any Seller or any Affiliate of any Seller anywhere in the world in any such intellectual property.

     (b) In the event any intellectual property not acquired or licensed by Purchaser pursuant to this Agreement, or any other agreement between Purchaser and Seller related to the Business, appears on or is used in any packaging material acquired by Purchaser pursuant to this Agreement, Seller hereby grants

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to Purchaser an irrevocable, worldwide, royalty-free and nontransferable license to use, in a manner substantially consistent with its use prior to Closing, any such intellectual property on or with any packaging materials for (i) Inventory acquired pursuant to this Agreement, and (ii) inventory produced in the operation of the Business for a period of six (6) months following the Closing (the "Post-Closing Inventory"). Seller's grant of a license pursuant to this
Section 6.9 extends only to the sale and distribution of all such Inventory and Post-Closing Inventory until such Inventory and Post-Closing Inventory has been entirely sold and distributed. After a period of twelve (12) months, Purchaser agrees that it will affix a prominent sticker on any packaging materials for Inventory acquired pursuant to this Agreement and any Post-Closing Inventory that shall cover any of Seller's trademarks not included among the Intellectual Property Rights, and clearly identify Purchaser, or an Affiliate of Purchaser, as the manufacturer of such Inventory or Post-Closing Inventory.

6.10     Financial Statements and Information.

     (a) Seller will prepare and deliver to Purchaser the financial information set forth on Schedule 6.10(a) for each quarterly (or, as applicable, monthly) period completed subsequent to the date of this Agreement and prior to the Closing (the "Quarterly Financial Information"), in each case within thirty (30) days after the end of such quarterly (or, as applicable, monthly) period, except with respect to any international information which shall be delivered to Purchaser within sixty (60) days after the end of such quarterly (or, as applicable, monthly) period, and accompanied by a certificate and prior to Closing, duly executed by the chief financial officer, chief accounting officer or other senior financial officer of Tyco Healthcare in such person's capacity

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as an officer, stating, with respect to such Quarterly Financial Information, that such Quarterly Financial Information has been prepared from and in accordance with the information contained in the books and records of the Seller, which have been regularly kept and maintained in accordance with Seller's normal and customary practices and applicable accounting practices, and that such Quarterly Financial Information was prepared consistently with the 2004 Audited Financial Statements, and that such Quarterly Financial Information has been prepared in accordance with GAAP consistently applied with the 2004 Audited Financial Statements.

     (b) In the event Closing does not occur prior to September 30, 2005, Seller will prepare and deliver, prior to the Closing Date, true, correct and complete copies of the audited combined statement of net assets of the Business as of September 30, 2005 and combined statement of income and cash flow of the Business for the fiscal year ended September 30, 2005 (the "2005 Audited Financial Statements") accompanied by the audit report of Deloitte & Touche LLP without qualification or exception, and shall provide Purchaser and its agents with access to the work papers of Deloitte & Touche LLP used in connection with the preparation of such financial statements.

     (c) Seller will prepare and deliver to Purchaser an unaudited comparative combined statement of net assets of the Business and related unaudited comparative consolidated statements of income and cash flows of the Business for the interim period beginning on October 1, 2004 and ending on the last day of the last quarterly fiscal period ended prior to the Closing Date (or, in the event the Closing does not occur prior to September 30, 2005, the interim period beginning on October 1, 2005 and ending on the last day of the last quarterly fiscal period ended prior to the Closing Date (the "Interim Period Financial Statements" and together with the 2004 Audited Financial Statements and the 2005 Audited Financial Statements, the "Financial Statements"), within thirty (30) days after the Closing and accompanied by (i) an associated review or audit report of Deloitte & Touche LLP under SAS 100 without exception or qualification, and (ii) a certificate, duly executed by the chief financial officer, chief accounting officer or other senior financial officer of Tyco Healthcare in such person's capacity as an officer, stating with respect to such Interim Period Financial Statements, that such Interim Period Financial Statements have been prepared from and in accordance with the information contained in the books and records of the Seller, which have been regularly kept and maintained in accordance with Seller's normal and customary practices and applicable accounting practices, and that such Interim Period Financial

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Statements fairly present, in all material respects, the financial condition of the Business as of the dates thereof and results of operations and cash flows for the periods referred to therein, and that such Interim Period Financial Statements have been prepared in accordance with GAAP consistently applied with the 2004 Audited Financial Statements.

     (d) The reasonable fees and expenses charged by Deloitte & Touche LLP in connection with its preparation of the 2004 Audited Financial Statements shall be the sole responsibility of Seller. In the event Seller is required to deliver the 2005 Audited Financial Statements pursuant to Section 6.10(b), Seller and Purchaser agree to share equally the reasonable fees and expenses charged by Deloitte & Touche LLP in connection with the preparation of the 2005 Audited Financial Statements and any Interim Period Financial Statements for any interim period subsequent to September 30, 2005, but in no event shall Purchaser's obligations pursuant to this Subsection 6.10(d) exceed a maximum of $250,000.

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     (e) Seller agrees to assist Purchaser, as it may reasonably request, in complying with any questions, comments or information requests of the Securities and Exchange Commission related to the 2004 Audited Financial Statements, the 2005 Audited Financial Statements and any Interim Period Financial Statements (as applicable) or in complying with any other applicable Legal Requirements.

6.11     Exclusivity.

As of the date of this Agreement and up to the Closing Date, Seller shall not, and shall cause its Affiliates, employees, agents and representatives not to directly, or indirectly through any other person, encourage, solicit, initiate, engage or participate in discussion or negotiations with any person (other than Purchaser) concerning any merger, consolidation, sale, lease or licensing of assets, sale of equity interests, or other business combination involving the Purchased Assets or the Business.

6.12     Updated Schedules.

Upon the Closing Date, Seller shall deliver to Purchaser an updated copy of
Schedule 4.1.12(a) (Material Contracts) and Schedule 6.1.1.(ii) (terminated employees). No more than ten (10) days prior to the Closing Date, Seller shall deliver to Purchaser an updated copy of Schedule 6.1.1(i) (Business Employees) and Schedule 6.1.2 (accrued paid time off for Transferred Employees).

6.13     Auditor's Consent and Cooperation.

Seller shall use commercially reasonable efforts to cause Deloitte & Touche LLP to deliver to Purchaser, prior to the Closing Date, a duly executed letter in which Deloitte & Touche LLP: (i) acknowledges that it understands that Purchaser intends to file the 2004 Audited Financial Statements, the Interim Period

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Financial Statement and the 2005 Audited Financial Statements (as applicable) in statements and reports required by the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934,
(ii) subject to its usual procedures and professional standards and after being given reasonable opportunity to review such filings with the Securities and Exchange Commission and any documents incorporated by reference therein, agrees that it shall consent to the references in such filings to Deloitte & Touche LLP as experts and the inclusion of any of its audit reports on the 2004 Audited Financial Statements, the Interim Period Financial Statements or the 2005
Audited Financial Statements until such financial statements and consents are no longer required to be included in such filings with the Securities and Exchange Commission, (iii) agrees that it shall provide Purchaser with access to all back-up materials used to prepare the 2005 Audited Financial Statements and any Interim Period Financial Statements (as applicable), including, without limitation, working papers, and (iv) agrees to assist Purchaser in complying with any questions, comments or information requests of the Securities and Exchange Commission related to the 2004 Audited Financial Statements, the 2005 Audited Financial Statements and any Interim Period Financial Statements (as applicable) or in complying with any other applicable Legal Requirements.

6.14     Intellectual Property of Seller.

Seller covenants not to sue Purchaser, its directors, officers, employees, or agents or its Affiliates, or any of their customers, suppliers, or distributors, for infringement of any patent owned by Seller, or as to which Seller has the right to sue, by reason of Purchaser, its suppliers or its Affiliates making, using, having made, offering to sell, selling, or importing, or their customers or distributors using, offering to sell, selling, or importing from Purchaser in

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the United States or elsewhere, any Products, as such Products are designed as of the Closing Date (and including any insubstantial changes to such Products), and further including any design changes that have been developed as of the Closing Date pursuant to the Seller's product development process (which will be listed on Schedule 6.14 as of the Closing Date), or any other medical instruments or products of the same design as the foregoing sold under a different trademark or model designation for use with the Business distributed by or for Purchaser. As used in the preceding sentence, "insubstantial changes" shall mean (i) changes that cause a Product to continue to infringe the same claim or claims in the Field of Use that it infringed before the change but that do not cause it to infringe any previously non-infringed claim or claims, or
(ii) changes that are limited solely to making the ultrasonic aspiration Products acquired pursuant to this Agreement compatible with any electrosurgery generator that, but for said compatibility change, does not infringe any issued patents owned by Seller as of the Closing Date, any patent applications owned by Seller pending as of the Closing Date, or any issued patents as to which Seller has the right to sue as of the Closing Date. In no event shall the covenant in this Section 6.14 provide Purchaser the right to manufacture, use, sell, offer for sale, import or distribute standalone electrosurgical products other than as set forth in the preceding Section 6.14(ii). For the purposes of the foregoing, "Field of Use" shall mean those fields set forth in Section 6.7(i) to (v) of this Agreement. This provision shall survive expiration of this Agreement for so long as Purchaser or its successors or assigns remain in the Business. Notwithstanding the foregoing, Seller shall have no duty or obligation to maintain any of the patents or patent applications for which Seller has covenanted not to sue Purchaser or its directors, officers, employees, or agents or its Affiliates, or any of their customers, suppliers, or distributor pursuant to this Section 6.14 and Seller shall be free to abandon such patents or such patent applications at any time at its sole discretion.

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6.15     Intellectual Property of Purchaser.

Purchaser covenants not to sue Seller, its directors, officers, employees, or agents or its Affiliates, or any of their customers, suppliers, or distributors, for infringement of any patents listed in Schedule 6.15 by reason of Seller making and using any products that use, radio frequency or microwave energy for any purpose outside the cranium. Notwithstanding the foregoing sentence, nothing contained herein shall be construed to waive Purchaser's right to sue Seller, its directors, officers, employees, or agents or its Affiliates under the provisions of Section 6.7. This provision shall survive termination of this Agreement until expiration of the last to expire patent listed in Schedule 6.15. Notwithstanding the foregoing, Purchaser shall have no duty or obligation to maintain any of the patents or patent applications for which Purchaser has covenanted not to sue Seller, its directors, officers, employees, or agents or its affiliates, or any of their customers, suppliers, or distributors pursuant to this Section 6.15 and Purchaser shall be free to abandon such patents or such patent applications at any time at its sole discretion.

6.16     Customer Complaints.

For a transitional period of two (2) years following the Closing Date, Tyco Healthcare shall instruct its customer service and quality affairs department personnel that any complaints received from customers concerning Products shall be forwarded, if in writing, and, if oral, referred, to Purchaser and, if such complaints are subject to Section 3.2(j), to appropriate personnel within Tyco Healthcare or its Affiliates.

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6.17     Customer Inquiries.

For a transitional period of twelve (12) months, Tyco Healthcare shall notify its customer service, quality affairs and sales department personnel and all other sales personnel, as appropriate and no less frequently than once every three (3) months, that any inquiries received from customers concerning Products shall be forwarded, if in writing, and, if oral, referred, to Purchaser.

6.18     Assignment of Material Contracts.

If any consent, authorization or approval necessary to assign, transfer or convey the Material Contracts listed on Schedule 4.1.12(c) is not obtained prior to Closing, pursuant to Section 8.2.6(a), and Purchaser agrees to close, then Seller shall use commercially reasonable efforts to provide Purchaser the benefits of any such Material Contract listed on Schedule 4.1.12(c). Notwithstanding the foregoing, Seller shall use its commercially reasonable efforts to obtain any such consent, authorization or approval necessary to assign, transfer and convey a Material Contract not previously obtain pursuant to Section 8.2.6(a), as soon as practicable after the Closing.

6.19     Selling Affiliates Transfer Agreement.

Seller covenants that it will cause each of the Selling Affiliates to execute, prior to the Closing Date, transfer agreements, substantially in the form attached hereto as Exhibit B (the "Selling Affiliate Transfer Agreements") pursuant to which each Selling Affiliate will sell and transfer to Purchaser or a designated Affiliate of Purchaser, at the Purchase Price allocated to such Selling Affiliate pursuant to Sections 2.2(a)-(b) above, all of the Purchased Assets held by such Selling Affiliate. Each Selling Affiliate Transfer Agreement shall contain provisions specific to the laws of the country of the relevant Selling Affiliate regarding the obligation of the Purchaser to pay VAT and the obligation of the parties to comply with the laws of such country regarding filing or other obligations in connection with VAT.

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6.20     [Reserved.]

[Reserved.]

6.21     Compatibility.

Seller covenants that for a period of four (4) years from the Closing Date, it will not make any changes to the electrosurgery generators being sold by Seller as of the date of this Agreement by Tyco Healthcare, including the ForceFX generator but excluding any multi-functional generator, that would make such electrosurgery generators incompatible with the current CUSA/CEM system. Furthermore, Seller covenants that for a period of two (2) years from the Closing Date, any electrosurgery generators manufactured by Seller that only perform electrosurgery will be compatible with the current CUSA/CEM system.

6.22     Treatment of Certain Contracts.

6.22.1   Service Agreements.

Seller covenants that no later than ten (10) days after the execution of this Agreement, it shall deliver a letter, substantially in the form attached hereto as Exhibit D, notifying each party to the service agreements with Seller set forth on Schedule 4.1.12(a) (the "Service Agreements"), which schedule shall be updated ten (10) days prior to Closing, that Purchaser has entered into this Agreement with Seller to purchase the Business and requesting consent for Purchaser to perform all of Seller's obligations under the Service Agreements related to the service of any Products if and when the Closing occurs. In the event that any party to a Service Agreement does not return a consent to Purchaser's performance of Seller's obligations under the Service Agreements (to the extent related to the service of Products) by the Closing Date, Purchaser

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and Seller covenant as follows:

     (a) Seller will remain the contract party under the Service Agreements;

     (b) Purchaser will perform (or otherwise arrange for the performance of) all of Seller's obligations under the Service Agreements to the extent related to the service of Products;

     (c) Seller shall invoice the counterparty as may be required pursuant to the terms of the Service Agreement;

     (d) Upon Seller's receipt of payment pursuant to the terms of the Service Agreement, Seller shall deliver to Purchaser a check for the amount or payment received;

     (e) In the event a party to such Service Agreement does not pay Seller as required pursuant to the terms of the Service Agreement, Seller shall notify Purchaser and Purchaser shall have the right to determine whether Seller shall exercise any right to terminate such agreement.

6.22.2   Certain Customer Contracts.

Purchaser hereby agrees to honor the terms, conditions and obligations of Purchaser pursuant to those customer contracts set forth on Schedule 6.22.2.

6.23     Consent to Assignment of the BPCS License.

Seller hereby agrees to consent, prior to the Closing Date, to the assignment to Purchaser of the BPCS licenses being used by Seller as of the Closing Date at is Burlington, Massachusetts facility.

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6.24     Notice of Transfer of Products.

Promptly after Seller determines the date upon which it will commence transfer of any Products held at its North Haven, Connecticut facility to its Joliet, Illinois facility, Seller will provide Purchaser with notice of such transfer and the opportunity to review any plans related to such transfer reasonably requested by Purchaser.

6.25     Enforcement of Non-Competition Agreements.

Seller covenants to use commercially reasonable efforts to enforce, between the date of this Agreement and the Closing Date, any non-competition provisions in any agreement with any of Seller's distributors of the Products.

6.26     Transfer of Demonstration Units.

Seller covenants that at the Closing, Seller shall transfer no less than fifty
(50) fully functional CUSA consoles and no less than 100 of the fully functional related hand pieces to be used for demonstration purposes.

6.27     CUSA Production Levels.

Seller covenants that it will sustain production levels of the CUSA Products, as defined in the Transitional Supply Agreement attached as Exhibit G, based on Seller's production levels of such CUSA Products for the twenty-four (24) months ended on June 30, 2005, provided, however, Seller shall not be required to continue production of the CUSA Products at such levels at any time that Seller holds inventory of CUSA Products that is in excess of the sum of (a) Seller's average inventory of CUSA Products as of September 30, 2004, and (b) three times the average monthly production of CUSA Products for the twenty-four (24) month period ended on June 30, 2005. Notwithstanding any contrary or inconsistent provision in Article 7 below, if and to the extent Seller at any time holds an inventory of CUSA Products that exceeds Seller's foregoing September 30, 2004

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average inventory, Seller may hold such excess inventory at its North Haven,
Connecticut, Joliet, Illinois and/or Boulder, Colorado facility, in Seller's discretion.

6.28     Notice of Transfer of Production.

Promptly after Seller determines to transfer production of any Products manufactured in its Tijuana, Mexico facility, Seller will provide Purchaser with written notice of such transfer and an opportunity to audit the new facility where such Products will be manufactured and review the validation of such new facility.

                 ARTICLE 7. CONDUCT OF BUSINESS PENDING CLOSING

7.1      Conduct of Business Pending Closing.

Seller agrees that, during the period between the date of this Agreement and the Closing Date, Seller shall conduct the Business in a manner substantially consistent with past practices of Seller, and Seller shall not take any action or engage in any transactions related to the Business out of the ordinary course of business. Furthermore, except as may otherwise be required under this Agreement, Seller will not authorize or enter into any agreement to do any of the following without the prior written consent of Purchaser:

     (a) incur or permit to be incurred any obligation or other liabilities by the Business (exclusive of health and property insurance premiums) individually in excess of One Hundred and Fifty Thousand Dollars ($150,000), except for Inventory purchases in the normal and ordinary course of business consistent with past practice;

     (b) voluntarily permit to be incurred any lien or encumbrance on any of the Purchased Assets;

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     (c) other than a short term performance-based or other bonus that will be an obligation of Tyco Healthcare solely, increase the rate of compensation for any employee of Seller working in the Business (other than increases in the ordinary course of business and consistent with past practices or pursuant to a written agreement in effect on the date hereof), or otherwise enter into or alter the material terms of any employment, consulting or service agreement respecting the Business;

     (d) commence, enter into or alter any Employee Benefit Plan, profit sharing, deferred compensation, bonus, stock option, stock purchase, pension, retirement, incentive plan or any fringe benefit plan for the employees of Seller working in the Business, other than in the ordinary course of business or a bonus or other incentive plan for which Tyco Healthcare assumes sole responsibility;

     (e) offer employment to any person, except to the extent necessary to fill positions that are open as of the date hereof, to the extent indicated on
Schedule 6.1.1(i), or replace employees of Seller working in the Business who resign or are terminated for cause after the date hereof, or sever or terminate any employee of Seller working in the Business except for cause (including, but not limited to, performance deemed unsatisfactory by Seller) in the ordinary course of business;

     (f) commit to any capital expenditure related to the Business other than as contemplated in the capital expenditure budget provided to Purchaser by Seller; or

     (g) dispose of any of the Purchased Assets, except for sales of products of the Business in the ordinary course of business.

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7.2      Notice of Developments.

Following its receipt of knowledge thereof, each party hereto will give prompt written notice to the other party of any material adverse development causing a breach of any of its own representations and warranties in Article 4 and Article 5 hereof. No disclosure by any party pursuant to this Section 7.2, however, shall be deemed to amend or supplement the schedules attached hereto or to prevent or cure any misrepresentation, breach of warranty, or breach of covenant.

              ARTICLE 8. CLOSING DATE; CONDITIONS AND TRANSACTIONS

8.1      Closing Date and Place.

The consummation of the sale and purchase of the Business contemplated by this Agreement (the "Closing") will take place at the offices of Latham & Watkins LLP at 885 Third Avenue, New York, New York as soon as practicable after the last of the conditions set forth in this Article 8 have been satisfied or waived (other than any such conditions that can only be satisfied on the Closing Date), but in no event later than the fifth (5th) Business Day thereafter or at such other date and time as may be mutually agreeable to the parties hereto (the "Closing Date"). The parties hereto agree that the Closing may be effected by facsimile.

8.2      Conditions Precedent to the Obligations of Purchaser.

The obligations of Purchaser under this Agreement are subject to the fulfillment by Seller prior to or at the Closing of each of the following conditions, any one or more of which 0may be waived in writing by Purchaser:

8.2.1    No Injunctive Proceedings.

No preliminary or permanent injunction, action, suit or proceeding or other order (including a temporary restraining order) of any state or

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federal court or other governmental agency which (i) prevents the consummation of the transactions which are the subject of this Agreement or (ii) adversely affects Purchaser's ownership or use of the Business shall have been issued or threatened and remain in effect.

8.2.2    Representations and Warranties.

All representations and warranties of Seller contained in this Agreement shall have been true and correct in all material respects as of the date of this Agreement and shall be true and correct in all material respects as of the Closing Date, except (i) for each of the representations and warranties of Seller contained herein that are limited by materiality which shall be true and correct in all respects as of the Closing Date (except to the extent such representations and warranties expressly relate to an earlier date (in which case such representation and warranties shall be true and current on and as of such earlier date)), and (ii) that no representation or warranty of Seller shall be deemed to be untrue or incorrect by reason of any transaction that conforms to the requirements of Article 7 hereof or is otherwise contemplated by this Agreement.

8.2.3    No Material Adverse Effect.

Neither the Seller, nor the Business, nor the Purchased Assets shall have suffered a Material Adverse Effect.

8.2.4    Performance of Covenants.
Seller shall have fully performed and complied with in all material respects all covenants, obligations, agreements, conditions and commitments required to be fulfilled by Seller pursuant to the terms hereof on or prior to the Closing Date.

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8.2.5    Officer Certificate.

Tyco Healthcare shall have delivered to Purchaser its certificate, dated the Closing Date, executed on its behalf by its Chief Executive Officer, President or Vice President as to the fulfillment of the conditions set forth in this
Article 8.

8.2.6    Consents and Approvals.

     (a) Seller shall have delivered to Purchaser all authorizations, consents or approvals which are necessary to sell, assign, transfer, convey, and deliver the Material Contracts which shall be in full force and effect;

     (b) All applicable waiting periods (and any extensions thereof) under the HSR Act shall have expired or otherwise been terminated and Seller and Purchaser shall have received all other authorizations, consents, and approvals of governments and governmental agencies as may be required to consummate the transactions contemplated herein;

     (c) At or prior to Closing, Seller shall deliver to Purchaser: (i) a fully executed Acknowledgement Of Patent Assignment in the form set forth on 8.2.6(c)(i) (which Acknowledgement shall include the same issued, abandoned and expired patents and pending applications listed on Schedule 4.1.13(ii)); a fully executed Acknowledgement Of Patent Assignment in the form set forth on 8.2.6(c)(ii) (which Acknowledgement shall include the same issued, abandoned and expired patents and pending applications listed on Schedule 4.1.13(i)-Exhibit
B); and a fully executed Acknowledgement Of Trademark Assignment in the form set forth on Schedule 8.2.6(c)(iii) (which Acknowledgement shall include the same trademarks, trademark registrations and pending applications listed on Schedule 4.1.13(iii)).

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     (d) Seller shall have delivered to Purchaser the materials set forth on
Schedule 8.2.6(d).

     (e) Seller shall have delivered to Purchaser the Estoppel Certificate and Consent to Assignment of Lease set forth on Schedule 8.2.6(e), executed by 22 Terry Avenue Realty Trust, the landlord of the premises located at 22 Terry Avenue, Burlington, Massachusetts.

     (f) Seller shall have delivered to Purchaser fully executed amendments to the agreements listed on Schedule 8.2.6(f), which amendments shall enable Seller to assign such agreements to Purchaser.

8.2.7    Bill of Sale.

Seller shall have delivered on the Closing Date a Bill of Sale, duly executed by Seller, in the form attached hereto as Exhibit E, sufficient to assign, transfer, convey, and deliver to Purchaser all right, title and interest of Seller in and to the Purchased Assets free and clear of Liens other than Permitted Liens.

8.2.8    Financial Statements.

Seller shall have delivered to Purchaser the Financial Statements and financial information referred to in Section 6.10 hereof.

8.2.9    Tax Forms and Certificates.

Tyco Healthcare shall have delivered to Purchaser, (i) an IRS Form W-9, (ii) a certificate in the form set forth in Treasury Regulations section
1.1445-2(b)(2), to the effect that Tyco Healthcare is not a foreign person.

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8.2.10   Transitional Services and Supply Agreements.

Tyco Healthcare shall have delivered to Purchaser a duly executed counterpart to the Transition Services Agreement and the Transitional Supply Agreement, each between Purchaser and Tyco Healthcare in the forms attached hereto as Exhibit F and Exhibit G, respectively.

8.2.11   International Distribution Agreement.

Tyco Healthcare shall have delivered to Purchaser a duly executed counterpart to the International Distribution Agreement between Purchaser and Tyco Healthcare that is contemplated by the term sheet attached hereto as Exhibit H.

8.2.12   Selling Affiliate Transfer Agreements.

Seller shall have delivered to Purchaser the Selling Affiliate Transfer Agreements, duly executed by each of the Selling Affiliates.

8.3      Conditions Precedent to the Obligations of Seller.

The obligations of Seller under this Agreement are subject to the fulfillment by Purchaser prior to or at the Closing of each of the following conditions, any one or more of which may be waived in writing by Seller:

8.3.1    No Injunctive Proceedings.

No preliminary or permanent injunction, action, suit or proceeding or other order (including a temporary restraining order) of any state or federal court or other governmental agency which (i) prevents the consummation of the transactions which are the subject of this Agreement or (ii) adversely affects Purchaser's ownership or use of the Business shall have been issued or threatened and remain in effect.

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8.3.2    Payment.

Purchaser shall have delivered to Tyco Healthcare, Sherwood Services, AG and each of the Selling Affiliates the Initial Purchase Price provided for in
Section 2.1 hereof pursuant to the wire instructions delivered to Purchaser pursuant to Section 2.2(b).

8.3.3    Representations and Warranties.

All representations and warranties of Purchaser contained in this Agreement shall be true and correct in all material respects as of the Closing Date, except that no representation or warranty of Purchaser shall be deemed to be untrue or incorrect by reason of any transaction contemplated by this Agreement.

8.3.4    Covenants.

Purchaser shall have performed and complied with all of its covenants hereunder in all material respects though the Closing.

8.3.5    Performance of Agreements, Instruments of Transfer.

Purchaser shall have fully performed in all material respects all obligations, agreements, conditions and commitments required to be fulfilled by Purchaser on or prior to the Closing Date.

8.3.6    Compliance Certificate.

Purchaser shall have delivered to Seller its certificate, dated the Closing Date, executed on its behalf by its President or a Vice President, as to the fulfillment of the conditions set forth in Sections 8.3.3, 8.3.4 and 8.3.5 hereof.

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8.3.7    Consents, etc.

     (a) All authorizations, consents or approvals necessary to sell, assign, transfer, convey, and deliver the Purchased Assets, including without limitation the Material Contracts, shall have been obtained and be in full force and effect.

     (b) All applicable waiting periods (and any extensions thereof) under the HSR Act shall have expired or otherwise been terminated and Seller and Purchaser shall have received all other authorizations, consents, and approvals of governments and governmental agencies as may be required to consummate the transactions contemplated herein.

8.3.8    Selling Affiliate Transfer Agreements.

Purchaser shall have delivered to Seller the Selling Affiliate Transfer Agreements, duly executed by Purchaser or an Affiliate designated by Purchaser.

                                   ARTICLE 9.

                                  TERMINATION

9.1      Termination of this Agreement.

This Agreement may be terminated at any time prior to the Closing without any liability of either party to the other as follows (except for any liability of any party then in breach):

     (a) by the mutual agreement of Seller and Purchaser; provided, that such termination is set forth in writing executed by both parties;

     (b) by Purchaser, if any of the conditions specified in Section 8.2 hereof shall not have been met by the 366th day after the date hereof and shall not have been waived in writing by Purchaser, or Seller has materially breached any of its representations and warranties or covenants hereunder;

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     (c) by Seller, if any of the conditions set forth in Section 8.3 hereof shall not have been met by the 366th day after the date hereof and shall not have been waived in writing by Seller or Purchaser has materially breached any of its representations and warranties or covenants hereunder; or

     (d) by either Purchaser or Seller, if the Antitrust Break-Up Fee has been paid by Purchaser.

                                  ARTICLE 10.

                               INDEMNIFICATION

10.1     Indemnification by Seller.

Subject to the limits set forth in this Article 10, Seller agrees to indemnify, defend and hold Purchaser, Purchaser's Affiliates, and each of their shareholders, Affiliates, officers, directors, employees, agents, successors and assigns (Purchaser and such persons are collectively hereinafter referred to as "Purchaser's Indemnified Persons"), harmless from and against any and all loss, liability, obligation, expense, damage or deficiency (including interest, penalties, costs of preparation and investigation and of reasonable attorneys' fees, but excluding lost profits, lost revenues, lost opportunities, consequential, punitive, treble or other special damages (regardless of the legal theory) unless actually paid to a third party in connection with a claim by such third party that is indemnifiable hereunder) (collectively "Losses") that Purchaser's Indemnified Persons may suffer, sustain, incur or become subject to, arising out of or due to: (a) any inaccuracy or breach of any representation or warranty of Seller or Tyco Healthcare in this Agreement; (b) the non-fulfillment or breach of any covenant, undertaking agreement or other obligation of Seller or Tyco Healthcare under this Agreement; (c) any noncompliance by Seller with bulk sales laws or similar laws which may be applicable to the sale or transfer of the Purchased Assets; (d) any Excluded

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Liability; (e) all Taxes with respect to the Business or the Purchased Assets for or pertaining to all periods up to and including the Closing Date; and (f) any and all liability related to the Seller's, or any Affiliate of Seller's, employment of any employees in Belgium related to the Business, any termination of such employees, or any liabilities under any Belgian laws relating to such employees, including, without limitation, the liabilities resulting from any claim by any employee of Seller that he or she is entitled to work for Purchaser after the Closing Date under any law, collective labor agreement or employment contract, or any claim by any employee relating to the termination of his or her employment contract with Seller.

10.2     Indemnification by Purchaser.

Subject to the limits set forth in this Article 10, Purchaser agrees to indemnify, defend and hold Seller and each of Seller's shareholders, Affiliates, officers, directors, employees, agents, successors and assigns (Seller and such persons are hereinafter collectively referred to as "Seller's Indemnified Persons"), harmless from and against any and all Losses that Seller's Indemnified Persons may suffer, sustain, incur or become subject to arising out of or due to: (a) any inaccuracy or breach of any representation or warranty of Purchaser in this Agreement; (b) the non-fulfillment or breach of any covenant, undertaking, agreement or other obligations of Purchaser under this Agreement, including but not limited to, the discharge of the Assumed Liabilities; (c) the manufacture, sale, shipment or other distribution of the products of the Business occurring after the Closing Date, subject to the indemnity provisions of the Transitional Services and Supply Agreements referred to in Section 8.2.10, which, to the extent inconsistent herewith, shall supersede the indemnity provisions in this Section 10.2(c); (d) the ownership, operations, or control of the Business, occurring after the Closing Date subject to the indemnity provisions of the Transitional Services and Supply Agreements referred to in Section 8.2.10, which, to the extent inconsistent herewith, shall

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supersede the indemnity provisions in this Section 10.2(d); or (e) all Taxes with respect to the Business or the Purchased Assets for or pertaining to all periods beginning after the Closing Date.

10.3     Survival of Representations and Warranties.

The several representations and warranties of the parties contained in this Agreement and an indemnified persons' right to indemnity in accordance with this
Article 10 shall survive the Closing Date and shall remain in full force and effect thereafter for a period of eighteen (18) months after the Closing Date and shall be effective with respect to any inaccuracy therein or breach thereof, notice of which shall have been duly given within such eighteen (18) month period in accordance with Section 10.4 hereof after which eighteen (18) month period they shall terminate and be of no further force or effect. Notwithstanding the foregoing, Purchaser's Indemnified Persons may give notice of, make a claim relating to and shall be indemnified in connection with: (i) the breach of the representations and warranties contained in Sections 4.1.8 or
4.1.16 hereof, at any time prior to sixty (60) days after the expiration of the appropriate statute of limitations and any extensions thereof or contained in Sections 4.1.20 or 4.1.2(c) hereof, at any time within thirty-six (36) months following the Closing Date; and (ii) any breach of the representations and warranties contained in Sections 4.1.2(a) and 4.1.15 hereof, at anytime. Except as otherwise provided in this Section 10.3, no indemnified person shall be entitled to any indemnification under this Article 10 with respect to any inaccuracy or breach of such representations or warranties unless and until the cumulative amount of all Losses exceed $400,000 (the "Basket Amount"), and then

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only to the extent such Losses exceed the Basket Amount. However, in no event shall either party be liable to the other, with respect to any inaccuracy or breach of such representations or warranties, in an aggregate amount in excess of thirty percent (30%) of the Purchase Price, as adjusted pursuant to Section
2.3 above (the "Cap"). Notwithstanding the foregoing, the Basket Amount and the Cap shall not be applicable to any claims for indemnification related to or arising under Sections 4.1.2(a), 4.1.8, or 4.1.15. Notwithstanding anything contained in this Section 10.3 to the contrary, the covenants of the parties contained in this Agreement shall survive in accordance with their respective terms.

10.4     Indemnification Procedure.

     (a) Within a reasonable period of time after the incurrence of any Loss by any of Purchaser's Indemnified Persons or Seller's Indemnified Persons, including any claim by a third party described in Section 10.5, which might give rise to indemnification hereunder, the party seeking indemnification (the "Indemnitee") shall deliver to the party from which indemnification is sought (the "Indemnitor") a certificate (the "Certificate"), which Certificate shall:

          (i) state that the Indemnitee has suffered, sustained, incurred or become subject to Losses for which such Indemnitee is entitled to indemnification pursuant to this Agreement;

          (ii) specify in reasonable detail each individual item of Loss included in the amount so stated, the date that the Indemnitee suffered, sustained, incurred or became subject to such item and the nature of the misrepresentation, breach of covenant or claim to which each such item is related and the computation of the amount to which such Indemnitee claims to be entitled hereunder; and

          (iii) be delivered to the Indemnitee.

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     (b) In the event that the Indemnitor shall object to the indemnification of an Indemnitee in respect of any claim or claims specified in any Certificate, the Indemnitor shall, within thirty (30) days after receipt by the Indemnitor of such Certificate, deliver to the Indemnitee a notice to such effect and the Indemnitor and the Indemnitee shall, within the thirty (30) day period beginning on the date of receipt by the Indemnitee of such objection, attempt in good faith to agree upon the rights of the respective parties with respect to each of such claims to which the Indemnitor shall have so objected. If the Indemnitor and the Indemnitee shall succeed in reaching agreement on their respective rights with respect to any of such claims, the Indemnitor and the Indemnitee shall promptly prepare and sign a memorandum setting forth such agreement.
Should the Indemnitor and the Indemnitee be unable to agree as to any particular item or items or amount or amounts, then the Indemnitor and the Indemnitee shall submit such dispute to a court of competent jurisdiction. The party which receives a final judgment in such dispute shall be indemnified and held harmless for all reasonable attorneys' and consultant's fees or expenses by the other party.

     (c) Claims for Losses specified in any Certificate to which an Indemnitor shall not object in writing within thirty (30) days of receipt of such Certificate, claims for Losses covered by a memorandum of agreement of the nature described in Section 10.4(b) hereof, claims for Losses the validity and amount of which have been the subject of judicial determination as described in
Section 10.4(b) and claims for Losses the validity and amount of which shall have been the subject of a final judicial determination, or shall have been settled with the consent of the Indemnitor, as described in Section 10.5 hereof, are hereinafter referred to, collectively, as "Agreed Claims." Within ten (10)

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days of the determination of the amount of any Agreed Claims, the Indemnitor shall pay to the Indemnitee an amount equal to the Agreed Claim by wire transfer in immediately available funds to the bank account designated by the Indemnitee in a notice to the Indemnitee not less than two (2) Business Days prior to such payment.

10.5     Notice and Opportunity to Defend.

If a claim by a third party is made against any Indemnitee and if such Indemnitee intends to seek indemnification with respect thereto under this
Article 10, then such Indemnitee will give the Indemnitor written notice of such claim or the commencement of such action or proceeding (which notice, for purposes of this Section 10.5, shall describe the claim in reasonable detail, the amount thereof if known and quantifiable, and include a copy of any summons, complaint, written demand or other documents received by or otherwise in the custody or control of Indemnitee and relating directly to such claim) within thirty (30) days of Indemnitee's becoming aware thereof; provided, however, that delay or failure to so notify the Indemnitor shall only relieve the Indemnitor of its obligations to the extent, if at all, that it is materially prejudiced by reasons of such delay or failure. The Indemnitor shall have a period of thirty
(30) days within which to respond thereto. If the Indemnitor accepts full responsibility for the claim or demand within such 30-day period (the "Claim Notice Period") without any reservation of rights, the Indemnitor may compromise or defend, at its own expense and with counsel reasonably satisfactory to the Indemnitee, such matter. If and insofar as the Indemnitor responds within the Claim Notice Period and rejects responsibility for such matter in whole or in part, reserves its rights in whole or in part or does not respond or assume defense of the claim, the Indemnitee shall be free to assume the defense and compromise and settle the claim as and to the extent hereafter provided. The Indemnitee agrees to cooperate fully with the Indemnitor and its counsel in the

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defense against asserted liability in instances where the Indemnitor accepts responsibility for the claim. In any event, the Indemnitee shall have the right to participate, at its own expense and with counsel of its choosing, in the defense of any asserted liability. Any compromise by the Indemnitor of such asserted liability or admission of wrongdoing shall require the prior written consent of the Indemnitee, which consent shall not be unreasonably withheld, conditioned or delayed, and until such consent is obtained, the Indemnitor shall continue the defense of such asserted liability. If, however, the Indemnitee refuses its consent to a bona fide offer of settlement containing a complete release of the Indemnitee from all liability in connection with the underlying claim that the Indemnitor wishes to accept, (i) the Indemnitee may continue to pursue such matter, free of any participation by the Indemnitor, at the sole expense of the Indemnitee, and (ii) the obligation of the Indemnitor to the Indemnitee shall be equal to the lesser of (A) the amount of the offer of settlement which the Indemnitee refused to accept plus the costs and expenses of the Indemnitee prior to the date the Indemnitor notifies the Indemnitee of the offer of settlement; or (B) the actual out-of-pocket amount the Indemnitee is obligated to pay as a result of the Indemnitee's continuing to pursue such matter. The Indemnitor shall be entitled to recover from the Indemnitee any additional expenses incurred by the Indemnitor as a result of the decision of the Indemnitee to pursue such matter. So long as the Indemnitor has assumed full responsibility for the claim and is reasonably contesting the claim in good faith, the Indemnitee shall not pay or settle such claim without the Indemnitor's prior written consent, which consent shall not be unreasonably withheld; provided that the Indemnitee may pay or settle such claim if it waives its right to indemnity therefor from the Indemnitor. Notwithstanding any of the foregoing, if and insofar as Indemnitor responds to Indemnitee's notice of a claim within the Claim Notice Period applicable thereto and rejects

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responsibility for such claim in whole or in part, reserves its rights in whole or in part or does not respond or undertake the defense of the claim within such Claim Notice Period, the Indemnitee (upon further written notice to the Indemnitor) shall have the right to undertake the defense of such claim, by counsel of its own choosing until and unless Indemnitor affirmatively assumes such defense and fully accepts responsibility for the claim without any reservation of rights, but Indemnitee may not settle or compromise such claim without the written consent of Indemnitor, which consent shall not be unreasonably withheld. In the event that the Indemnitee undertakes the defense of a claim under this Section 10.5, the Indemnitor shall promptly pay to the Indemnitee, in addition to the other sums required to be paid hereunder, the reasonable costs and expenses incurred by the Indemnitee in connection with such defense as those costs and expenses are incurred, and, to the extent Indemnitor has consented thereto, compromise or settlement as and when such costs and expenses are so incurred, subject to the limitations on damages referenced in
Section 10.3.

10.6     Reduction for Insurance and Other Claims.

     (a) The amount which the Indemnitor is required to pay to, for, or on behalf of the Indemnitee pursuant to this Article 10 shall be reduced (including, without limitation, retroactively) by any insurance proceeds actually recovered by or on behalf of the Indemnitee in reduction of the related indemnifiable loss (the "Indemnifiable Loss"). Amounts required to be paid, as so reduced, are hereinafter sometimes called an "Indemnity Payment." If the Indemnitee shall have received, or if the Indemnitor shall have paid on its behalf, an Indemnity Payment in respect of an Indemnifiable Loss and shall subsequently receive, directly or indirectly, insurance proceeds (which

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duplicate in whole or in part, the Indemnity Payment) in respect of such
Indemnifiable Loss, then the Indemnitee shall promptly pay to the Indemnitor the amount of such insurance proceeds, or, if less, the amount of the Indemnity Payment. The parties hereto agree that the foregoing shall not affect the subrogation rights of any insurance companies making payments hereunder.

     (b) Notwithstanding anything to the contrary contained in this Article 10, if any Purchaser's Indemnified Person is entitled to indemnification pursuant to any Assumed Contract or any other agreement, arrangement or understanding with respect to all or any portion of any Indemnifiable Loss under this Article 10, such Purchaser's Indemnified Person shall pursue all rights and remedies under any such Assumed Contract or other agreement, arrangement or understanding prior to asserting its rights under this Article 10. Any payment of an Indemnifiable Loss under this Article 10 shall be net of any proceeds received by the Purchaser's Indemnified Person under any such Assumed Contract or other agreement, arrangement or understanding.

10.7     Limitations of Remedies.

Notwithstanding anything to the contrary set forth herein, the parties hereto agree that the indemnification provisions set forth in this Article 10 shall constitute the sole and exclusive remedy of either party for any breach or inaccuracy of any representation or warranty contained in this Agreement, other than such breaches or inaccuracies involving fraud or willful misconduct.

10.8     Purchase Price Adjustment.

All Indemnity Payments made pursuant to this Article 10 shall be treated by the parties for income Tax purposes as adjustments to the Purchase Price, unless otherwise required by applicable law. The indemnification obligation of Indemnitor shall be adjusted so as to give effect to (i) any net reduction in federal, state, local or foreign income Tax liability actually realized at any

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time by the Indemnitee as a result of the satisfaction by the Indemnitee of the underlying claims with respect to which the indemnification is sought hereunder and (ii) any net increase in federal, state, local or foreign income Tax liability actually incurred at any time by the Indemnitee with respect to its receipt of any Indemnity Payments received pursuant to this Article 10 (including any additional amounts paid pursuant to this Section 10.8).

                                  ARTICLE 11.

                                MISCELLANEOUS
11.1     Expenses.

Except as otherwise set forth in this Agreement, each of the parties hereto shall pay its own expenses and costs incurred or to be incurred by it in negotiating, closing and carrying out this Agreement. 11.2 Notices.
All notices, requests, demands and other communications given hereunder (collectively, ("Notices") shall be in writing and personally delivered, sent by facsimile or mailed by registered or certified mail, postage prepaid, as follows:
         (a) If to Seller at: United States Surgical 150 Glover Avenue Norwalk, Connecticut 06856
                  Attention: Vice President, Chief Corporate Counsel

                  Facsimile: (203) 846-5988
                  with a copy (which shall not constitute notice) to:
                  Tyco Healthcare Group LP
                  15 Hampshire Street
                  Mansfield, Massachusetts 02048
                  Attention:  Vice President, Business Development
                  Facsimile:  (508) 261-8689

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         (b)      If to Purchaser at: Integra LifeSciences Corporation 311
                  Enterprise Drive Plainsboro, New Jersey 08536 Attention: Vice President and General Counsel Facsimile: (609) 275-1082

                  with a copy (which shall not constitute notice) to:

                  Latham & Watkins LLP
                  Sears Tower, Suite 5800
                  233 South Wacker Drive
                  Chicago, Illinois 60606
                  Attention:  Michael D. Levin
                  Facsimile:  (312) 993-9767

         (c) All Notices shall be deemed delivered when actually received if personally delivered or sent by facsimile, or three days after having been placed in the mail in accordance with Sections 11.2(a) or (b) hereof, as the case may be, provided that any notice sent by facsimile must immediately be placed in the mail. Each of the parties shall hereafter notify the other in accordance with this Section 11.2 of any change of address to which notice is requited to be mailed.

11.3     Counterparts.

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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11.4     Entire Agreement.

This Agreement constitutes the entire agreement between the parties and supersedes any prior understandings, agreements or representations by or among the parties, written or oral, to the extent they related in any way to the subject matter hereof.

11.5     Headings.

The headings contained in this Agreement and in the schedules hereto are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. 11.6 Assignment and Amendment of Agreement.
This Agreement shall be binding upon the respective successors and assigns of the parties hereto. This Agreement may be amended only by written agreement of the parties hereto, duly executed by an authorized representative of each of the parties hereto. Notwithstanding the forgoing, Purchaser shall have the absolute right to assign its rights and obligations under this Agreement in whole or in part, to any direct or indirect wholly owned subsidiary or to any Affiliate of which Purchaser is a direct or indirect wholly owned subsidiary; provided, further, that if Purchaser makes any such assignment, Purchaser shall remain liable under this Agreement.

11.7     Governing Law.

This Agreement shall be governed by and construed and enforced in accordance with the laws of the state of New York applicable to contracts made in that state, without giving effect to the conflict of laws principles that would result in the application of any law other than the state of New York. Except as otherwise expressly provided in this Agreement, the parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may only be brought in the United States District Court for the Southern District of New York or any New York State court

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sitting in New York City, New York, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in by any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.

11.8     Failure to Close.

If for any reason this Agreement is terminated prior to the Closing, Purchaser shall return to Seller all documents and other information, including all originals and all copies thereof, theretofore delivered to Purchaser by Seller. Purchaser shall not retain copies of any such documents or other information, and that certain Confidentiality Agreement between Seller and Purchaser, dated as of September 8, 2004, as amended, shall remain in full force and effect.

11.9     Further Assurances.

Each party agrees that it will execute and deliver, or cause to be executed and delivered, after the Closing Date, all such other instruments and will take all reasonable actions as may be necessary to transfer and convey the Purchased Assets to Purchaser, on the terms herein contained, and to consummate the transactions herein contained to effectuate the provisions and purposes hereof.

11.10    No Third Party Rights.

This Agreement is not intended and shall not be construed to create any rights in any parties other than Seller and Purchaser and no person shall have any rights as a third-party beneficiary hereunder.

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11.11    Waiver of Bulk Sales Laws.

Subject to the provisions of Section 11.1 hereof, the parties hereto waive compliance with the provisions of any applicable bulk sales laws.

11.12    Non-Waiver.

The failure in any one or more instances of a party to insist upon performance of any of the terms, covenants or conditions of this Agreement, to exercise any right or privilege in this Agreement conferred or the waiver by said party of any breach of any of the terms, covenants or conditions of this Agreement shall not be construed as a subsequent waiver of any such terms, covenants, conditions, rights or privileges, but the same shall continue and remain in full force and effect.

11.13    Severability.

The invalidity of any provision of this Agreement or portion of a provision shall not affect the validity of any other provision of this Agreement or the remaining portion of the applicable provision.

11.14    Incorporation of Schedules.

The schedules and exhibits hereto are incorporated into this Agreement and shall be deemed a part hereof as if set forth herein in full. References herein to "this Agreement" and the words "herein," "hereof" and words of similar import refer to this Agreement (including its schedules as an entirety). In the event of any conflict between the provisions of this Agreement and any such schedule the provisions of this Agreement shall control.

11.15    Waiver of Jury Trial.

SELLER AND PURCHASER HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM

(WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

                                  ARTICLE 12.

                                DEFINED TERMS
12.1     Definitions.

     (a) For purposes of this Agreement, the term "to the knowledge of Seller" or other term of similar import means the actual knowledge of John Griffin (Chief Litigation Counsel, Tyco Healthcare); Alan Carlton (Vice President, Chief Corporate Counsel, US Surgical/Valleylab/Radionics); Chris von Jako (General Manager, Radionics); Mike Lyons (Senior Corporate Counsel, US Surgical/Valleylab/Radionics); Mark Farber (Vice President and Chief Intellectual Property Counsel, US Surgical/Valleylab/Radionics); Paul Gardon (Senior Patent and Trademark Counsel, US Surgical/Valleylab/Radionics); Bruce Reardon (Senior Director, Human Resources, US Surgical/Valleylab/Radionics); Michelangelo Stefani (Deputy General Counsel, EMEA, Tyco Healthcare); Dave Senft (Manager, Health, Safety and Environmental, US Surgical/Valleylab/Radionics); Peter Schommer (Vice President, Logistics, Tyco Healthcare/US Surgical); Joseph Sapiente, (Vice President, Quality and Regulatory Affairs, US Surgical/Valleylab/Radionics); Jonathan Mullen (Director, Regulatory Affairs, Quality Assurance, Radionics); and Laura Davis (Vice President, International Business Development); and, with respect to Section 4.1.31, those employees of Seller responsible for maintaining communications with Seller's vendors in the ordinary course of business.

     (b) For purposes of this Agreement, "Business Day" means any day other than a Saturday, a Sunday or a day on which banks in New York, New York are authorized or required by law to close.

     (c) For purposes of this Agreement, "GAAP" means generally accepted accounting principles for financial reporting in the United States and applied consistently with the 2004 Audited Financial Statements.

     (d) For purposes of this Agreement, "Material Adverse Effect" means any change, effect or circumstance that, individually or when taken together with all other changes, effects or circumstance that have occurred prior to the date of determination of the occurrence of the material adverse effect, is materially adverse to the Purchased Assets or the financial condition, or results of operations of the Business, excluding, in each case, any change, effect or circumstance that results from or relates to (i) changes in (A) United States or global economic conditions which do not disproportionately impact the Purchased Assets or Business; (B) the industry in which the Business is operated which do not disproportionately impact the Purchased Assets or the Business, (C) laws or accounting standards, principles or interpretations of general application which do not disproportionately impact the Purchased Assets or the Business, (ii) the announcement of this Agreement or consummation of the transactions contemplated hereby or (iii) the announcement by Purchaser of its plans or intentions with respect to the conduct of the Business.

12.2     Other Definitions.

In addition to the foregoing, the following terms shall have the respective meanings assigned thereto in the Sections indicated below:

------------------------------------------------------------------------------
                 Term                                    Section
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
2004 Audited Financial Statements               4.1.4(a)
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
2005 Audited Financial Statements               6.10(b)
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Accounting Expert                               2.2(a)
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Accounts Receivable                             1.2(l)
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Action                                          3.2(i)
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Affiliate                                       1.2 (f)
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Agreed Claims                                   10.4(c)
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Agreement                                       Preamble
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Antitrust Break-Up Fee                          6.2(e)
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Antitrust Clearance Period                      6.2(f)
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Antitrust Laws                                  6.2(d)
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Assumed Contracts                               1.1(d)
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Assumed Liabilities                             3.1
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Audited Inventory                               1.1(b)
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Basket Amount                                   l0.3
----------------------------------------------- ------------------------------

----------------------------------------------- ------------------------------
Books and Records                               1.1(c)
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Business Employee                               6.1.1
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Business                                        Recitals
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Business Day                                    12.1(b)
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Business Partners                               6.6
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Cap                                             10.3
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Certificate                                     10.4(a)
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Claim Notice Period                             10.5
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Closing                                         8.1
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Closing Date                                    8.1
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Closing Supply Inventory                        2.3(a)
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
COBRA                                           6.1.3
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Code                                            4.1.8(a)(iii)
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Competitive Products                            6.7
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Confidential Information                        6.4.4
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Employee Benefit Plans                          4.1.16(a)
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Employment Agreement                            4.1.16(a)
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Environmental Claims                            4.1.20(a)
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Environmental Conditions                        4.1.20(a)
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Environmental Laws                              4.1.20(a)
----------------------------------------------- ------------------------------

----------------------------------------------- ------------------------------
ERISA                                           3.2(c)
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Estimated Supply Inventory                      2.1
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Excluded Assets                                 1.2
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Excluded Contracts                              1.2(e)
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Excluded Liabilities                            3.2
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Excluded Records                                1.2(k)
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
FDA                                             1.1(c)
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Financial Statements                            6.10(c)
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Foreign Plan                                    4.1.16(h)
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
GAAP                                            12.1(c)
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Hazardous Substances                            4.1.20(a)
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
HSR Act                                         4.1.14
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Indemnifiable Loss                              10.6(a)
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Indemnitee                                      10.4(a)
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Indemnitor                                      10.4(a)
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Indemnity Payment                               10.6(a)
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Initial Purchase Price                          2.1
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Interim Period Financial Statements             6.10(b)
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Injectable Agents                               6.7
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Inventory                                       1.1(b)
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
IRS                                             6.8.4
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Legal Requirement(s)                            4.1.7(b)
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Licenses and Permits                            1.1(g)
----------------------------------------------- ------------------------------

----------------------------------------------- ------------------------------
Liens                                           4.1.11(a)
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Losses                                          10.1
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Material Adverse Effect                         12.1(d)
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Material Contracts                              4.1.12(a)
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Notices                                         11.2
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Permitted Liens                                 4.1.11(a)
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Personal Property                               1.1(e)
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Personal Property Leases                        1.1(f)
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Post-Closing Adjustment Amount                  2.1
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Post-Closing Inventory                          6.9(b)
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Procedure                                       6.7
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Products                                        Recitals
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Purchase Price                                  2.1
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Purchased Assets                                1.1
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Purchaser                                       Preamble
----------------------------------------------- ------------------------------
                                      108

----------------------------------------------- ------------------------------
Purchaser's Indemnified Persons                 10.1
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Quarterly Financial Information                 6.10(a)
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Real Property Leases                            1.1(h)
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Release                                         4.1.20(a)
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Seller                                          Preamble
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Second Request                                  6.2(b)
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Selling Affiliates                              1.1
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Selling Affiliate Transfer Agreements           6.19
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Seller's Claims                                 1.1(i)
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Seller's Credits                                1.1(k)
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Seller's Indemnified Persons                    10.2
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Seller's Intellectual Property Rights           1.1(a)
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Service Agreement                               6.22.1
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Supply Inventory                                2.1
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Tax                                             4.1.8(a)(i)
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Tax Returns                                     4.1.8(a)(ii)
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Taxes                                           4.1.8(a)(i)
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
to the knowledge of Seller                      12.1(a)
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Trade Laws                                      4.1.25(a)(i)
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Transfer Taxes                                  2.4(a)
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Transferred Employee(s)                         6.1.1
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Tyco Healthcare                                 Preamble
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Valuation Objection Notice                      2.3(b)
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
Valuation Period                                2.3(a)
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
VAT                                             2.4(b)
----------------------------------------------- ------------------------------
----------------------------------------------- ------------------------------
WARN Act                                        3.1(b)
----------------------------------------------- ------------------------------

                            [Signature Page Follows]

         IN WITNESS WHEREOF, Seller and Purchaser have duly executed and delivered this Agreement as of the day and year first above written.


                           TYCO HEALTHCARE GROUP LP
                           By: /s/ John H. Masterson
                               -------------------------------
                           Title: Vice President
                                  ----------------------------

                           SHERWOOD SERVICES, AG
                           By: /s/ John H. Masterson
                               -------------------------------
                           Title: as attorney-in fact
                                  ----------------------------

                           INTEGRA LIFESCIENCES CORPORATION

                           By: /s/ Stuart M. Essig
                               -------------------------------
                           Title: President and Chief Executive Officer
                                  ----------------------------

                           INTEGRA LIFESCIENCES (IRELAND) LTD.

                           By: /s/ Stuart M. Essig
                               -------------------------------
                           Title: Director
                                  ----------------------------